UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226
                                   ----------

                        TEMPLETON GLOBAL INVESTMENT TRUST
                     --------------------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 3/31/05
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS

TEMPLETON INTERNATIONAL (EX EM) FUND





                                [GRAPHIC OMITTED]

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                                                                  MARCH 31, 2005
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ANNUAL REPORT AND SHAREHOLDER LETTER                        |    INTERNATIONAL
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                        TEMPLETON
               INTERNATIONAL (EX EM) FUND              Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                              FRANKLIN TEMPLETON INVESTMENTS

                              GAIN FROM OUR PERSPECTIVE

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                              That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Templeton International (Ex EM) Fund ......................................    3

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   11

Financial Highlights and Statement of Investments .........................   13

Financial Statements ......................................................   20

Notes to Financial Statements .............................................   23

Report of Independent Registered Public Accounting Firm ...................   32

Tax Designation ...........................................................   33

Board Members and Officers ................................................   36

Shareholder Information ...................................................   42

--------------------------------------------------------------------------------


ANNUAL REPORT

TEMPLETON INTERNATIONAL (EX EM) FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton International (Ex EM) Fund seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 75% of its total assets in the equity securities of companies located in any developed country outside the U.S.

--------------------------------------------------------------------------------
GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 3/31/05

                               [PIE CHART OMITTED]

Europe ................................................................    68.4%
Asia ..................................................................    16.2%
North America .........................................................     5.0%
Australia & New Zealand ...............................................     3.5%
Short-Term Investments & Other Net Assets .............................     6.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Templeton International (Ex EM) Fund's annual report for the fiscal year ended March 31, 2005.

PERFORMANCE OVERVIEW

For the year under review, Templeton International (Ex EM) Fund - Class A posted a 16.54% cumulative total return. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, which posted a 15.49% total return for the same period.(1) Please note that index performance information is provided for reference and that we do not attempt to trade the index, but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

(1) Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.


                                                               Annual Report | 3

TOP 10 COUNTRIES

Based on Equity Securities
as of 3/31/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
U.K                                                                        24.0%
--------------------------------------------------------------------------------
Japan                                                                       9.6%
--------------------------------------------------------------------------------
Germany                                                                     7.0%
--------------------------------------------------------------------------------
Spain                                                                       6.7%
--------------------------------------------------------------------------------
Sweden                                                                      5.8%
--------------------------------------------------------------------------------
Hong Kong                                                                   5.4%
--------------------------------------------------------------------------------
France                                                                      5.3%
--------------------------------------------------------------------------------
Netherlands                                                                 5.3%
--------------------------------------------------------------------------------
Switzerland                                                                 4.9%
--------------------------------------------------------------------------------
Finland                                                                     3.3%
--------------------------------------------------------------------------------

ECONOMIC AND MARKET OVERVIEW

The global economic recovery remained firm throughout the past year. In 2004, U.S. gross domestic product (GDP) grew 4.4% and China's rose 9.5%.(2) GDP also expanded in the U.K (3.0%), Canada (2.8%), Japan (2.6%) and the 12-nation euro zone (2.1%).(3) Although global inflation remained subdued and interest rates were still considered low on a historical basis, commodity prices and interest rates have trended higher for some time and might have contributed to a slower pace of global growth in the first quarter of 2005.

Commodity prices rose 10% in the first quarter of 2005 after posting gains of 9% in 2003 and 11% in 2004.(4) Prices for some commodities, notably oil and iron ore, rose faster as certain leading producers of the essential mineral to fabricate steel announced contracts that will set prices 71.5% higher.(5) Oil prices increased to nearly $57 a barrel this past October, a high for oil and an increase of almost 90% from a year earlier.6 In a volatile market oil prices hit another high in March, before returning to about $55 as of period-end.(6)

In June 2004, the U.S. Federal Reserve Board (Fed) began raising the federal funds target rate from its multi-decade low of 1.00%. After seven quarter-point increments the rate stood at 2.75% as of March 31, 2005, the end of this reporting period. Although this level is still low historically, the Fed implied that future increases might be steeper if so warranted by inflation, which had a dampening effect on the world's equity markets.

For the 12-month period ended March 31, 2005, the MSCI EAFE Index returned 15.49% in U.S. dollars, with the greatest contributions from the materials, utilities and energy sectors.(1) In local currencies, the MSCI EAFE's return was 12.34%.(1) For most of the period, the majority of the world's currencies strengthened in relation to the U.S. dollar. However, the U.S. dollar's protracted decline versus these currencies reversed course in January 2005 as the dollar appreciated. Still, the currency effect benefited U.S.-based investors who invested in non-U.S. equities from developed and emerging market countries, as local currency returns were boosted when translated into a weaker U.S. dollar.

(2)   Source: National Bureau of Statistics of China.

(3) Sources: Office for National Statistics (U.K.); Statistics Canada; Economic and Social Research Institute (Japan); Eurostat.

(4) Source: Commodity Research Bureau. The CRB Index is an unweighted geometric average of 17 commodity price levels commonly used to gauge the effects of inflation.

(5)   Source: New York Times, "World Business Briefing," 3/1/05.

(6)   Source: Bloomberg Energy/Commodity Service.


4 | Annual Report

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price-to-earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

Although we are pleased that the Fund outperformed its benchmark, the MSCI EAFE Index, we were disappointed that the past month's headwinds of peak oil prices, rising inflation concerns and rising U.S. interest rates, together with a burgeoning U.S. budget deficit, put pressure on markets. In the final month of the Fund's fiscal year, the Fund's return declined more than 2.4% and the MSCI EAFE Index lost more than 3.5%, eroding some of the fiscal year's strong performance.(1)

Even with the recent deterioration, however, Fund holdings in the industrial and consumer discretionary sectors delivered strong returns.(7) The industrial sector showed broad strength throughout the year. For example, diversified industrial conglomerate Smiths Group experienced sustained growth across its divisions of medical equipment, detection, specialty engineering and aerospace. BAE Systems and Rolls Royce also benefited from a resurgent commercial aerospace cycle with increased demand for engine components for new aircraft and the aftermarket.

Consumer discretionary stocks made a meaningful contribution to Fund performance as consumers globally continued to spend and corporations followed their lead. In media, publishers began to benefit from increased corporate advertising spending. Additionally, educational publishing follows cycles -- the current one began in 2005 -- which started to affect educational publishers like Pearson. Our decision earlier in the fiscal year to reposition the Fund away from advertising stocks like United Business Media in favor of publishers like Pearson and Yell Group was favorable as the publishers began to excel.

Other contributors to Fund performance were metals and mining stocks. BHP Billiton, a large diversified metals and mining company, experienced

(7) In the SOI, the industrial sector comprises aerospace and defense, electrical equipment, industrial conglomerates, machinery, commercial services and supplies, air freight and logistics, and airlines; while the consumer discretionary sector comprises auto components; automobiles; household durables; textiles, apparel and luxury goods; hotels, restaurants and leisure; media; and multiline retail.

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities
as of 3/31/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Oil & Gas                                                                   8.1%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             7.3%
--------------------------------------------------------------------------------
Diversified Banks                                                           7.1%
--------------------------------------------------------------------------------
Insurance                                                                   6.2%
--------------------------------------------------------------------------------
Household Durables                                                          4.9%
--------------------------------------------------------------------------------
Electric Utilities                                                          4.5%
--------------------------------------------------------------------------------
Commercial Services & Supplies                                              4.2%
--------------------------------------------------------------------------------
Media                                                                       4.1%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      3.9%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    3.9%
--------------------------------------------------------------------------------


                                                               Annual Report | 5

TOP 10 EQUITY HOLDINGS
3/31/05

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Eni SpA                                                                     2.3%
   OIL & GAS, ITALY
--------------------------------------------------------------------------------
Sanofi-Aventis                                                              2.1%
   PHARMACEUTICALS, FRANCE
--------------------------------------------------------------------------------
GlaxoSmithKline PLC                                                         2.0%
   PHARMACEUTICALS, U.K.
--------------------------------------------------------------------------------
Sony Corp.                                                                  2.0%
   HOUSEHOLD DURABLES, JAPAN
--------------------------------------------------------------------------------
Cheung Kong Holdings Ltd.                                                   1.9%
   REAL ESTATE, HONG KONG
--------------------------------------------------------------------------------
BHP Billiton PLC                                                            1.8%
   METALS & MINING, U.K.
--------------------------------------------------------------------------------
Smiths Group PLC                                                            1.7%
   INDUSTRIAL CONGLOMERATES, U.K.
--------------------------------------------------------------------------------
Iberdrola SA, Br                                                            1.7%
   ELECTRIC UTILITIES, SPAIN
--------------------------------------------------------------------------------
E.ON AG                                                                     1.7%
   ELECTRIC UTILITIES, GERMANY
--------------------------------------------------------------------------------
BAE Systems PLC                                                             1.6%
   AEROSPACE & DEFENSE, U.K.
--------------------------------------------------------------------------------

substantial profit growth due to what some mining analysts are calling a "commodity supercycle," fueled in large part by China's extraordinary demand.

Notably, many of the stocks in the sectors mentioned are based in the U.K. where we continued to uncover globally competitive companies across many sectors. We were particularly encouraged by a commitment of company managements to return cash to shareholders in the form of dividends and share buybacks. Almost all of the Fund's U.K. companies paid dividends, and 90% of them increased their dividends last year, with five of those raising them more than 50%. In the health care sector and the financial sector, which were both strong contributors to the Fund's performance, U.K. companies were integral to high returns. Furthermore, the high number of private equity deals and merger and acquisition transactions in the U.K market over the past year seemed to confirm the undervaluation that we identified in so many stocks in the U.K. market.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2005, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Unfortunately, the Fund's Japanese holdings did not experience improvement during the year under review. In spite of a strong Japanese market recovery since early December 2004, the Nikkei 225 Stock Index ended the Fund's fiscal year below where it started.(8) Economic data indicating a slowing of the Japanese recovery and concerns that a strong Japanese yen would hurt exporters caused many investors to sell NEC, Hitachi and Sony. Because the Fund's information technology (IT) stocks were concentrated in Japan, the IT sector detracted from the Fund's overall returns. The telecommunications sector was similarly affected by the weakness of Nippon Telegraph & Telephone (NTT), the largest Japanese telecommunications company, which caused

(8) The Nikkei 225 Stock Index is a price-weighted index designed to measure the performance of 225 leading stocks traded on the Tokyo Stock Exchange.


6 | Annual Report
diversified telecommunication services to be the Fund's worst performing sector. Positive returns from the Fund's other global telecommunications holdings were not enough to offset NTT's weakness. Although we were quite disappointed by these Japanese stocks' poor performance, we saw evidence of positive changes that, consistent with our strategy, made us retain our Japanese holdings.

The Templeton approach to uncovering value may result in some stock and sectors to underperform at certain times; however, we remain confident that, consistent with our strategy, diversification should support performance, and that over the long term, stocks uncovered by the process should deliver value to our shareholders.

Thank you for your continued participation in Templeton International (Ex EM) Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED] /s/ Lisa F. Myers
                Lisa F. Myers, JD, CFA


[PHOTO OMITTED] /s/ Jeffrey A. Everett
                Jeffrey A. Everett, CFA

                Portfolio Management Team
                Templeton International (Ex EM) Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

PERFORMANCE SUMMARY AS OF 3/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: TEGEX)                            CHANGE    3/31/05     3/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$1.92    $ 14.91     $ 12.99
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/04-3/31/05)
--------------------------------------------------------------------------------
Dividend Income                    $0.1990
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TGEFX)                            CHANGE    3/31/05     3/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$1.89    $ 14.71     $ 12.82
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/04-3/31/05)
--------------------------------------------------------------------------------
Dividend Income                    $0.1103
--------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: N/A)                        CHANGE    3/31/05     3/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$1.93    $ 14.96     $ 13.03
--------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/04-3/31/05)
--------------------------------------------------------------------------------
Dividend Income                    $0.2454
--------------------------------------------------------------------------------

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS A                             1-YEAR       5-YEAR       INCEPTION (5/8/95)
--------------------------------------------------------------------------------
Cumulative Total Return(2)           16.54%       31.46%            117.03%
--------------------------------------------------------------------------------
Average Annual Total Return(3)        9.85%        4.38%              7.50%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)     $10,985      $12,388            $20,455
--------------------------------------------------------------------------------
CLASS C                             1-YEAR       5-YEAR       INCEPTION (5/8/95)
--------------------------------------------------------------------------------
Cumulative Total Return(2)           15.76%       27.42%            103.81%
--------------------------------------------------------------------------------
Average Annual Total Return(3)       14.76%        4.97%              7.46%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)     $11,476      $12,742            $20,381
--------------------------------------------------------------------------------
ADVISOR CLASS(5)                    1-YEAR       5-YEAR       INCEPTION (5/8/95)
--------------------------------------------------------------------------------
Cumulative Total Return(2)           17.05%       33.83%            125.97%
--------------------------------------------------------------------------------
Average Annual Total Return(3)       17.05%        6.00%              8.58%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)     $11,705      $13,383            $22,597
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

      CLASS A (5/8/95-3/31/05)

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.

                                               TEMPLETON
                                         INTERNATIONAL (EX EM)         MSCI EAFE
  DATE                                            FUND                  INDEX(6)
05/08/95                                        $ 9,425                 $10,000
05/31/95                                        $ 9,444                 $ 9,913
06/30/95                                        $ 9,416                 $ 9,742
07/31/95                                        $ 9,472                 $10,351
08/31/95                                        $ 9,491                 $ 9,959
09/30/95                                        $ 9,312                 $10,156
10/31/95                                        $ 9,171                 $ 9,886
11/30/95                                        $ 9,142                 $10,163
12/31/95                                        $ 9,284                 $10,575
01/31/96                                        $ 9,877                 $10,621
02/29/96                                        $10,028                 $10,660
03/31/96                                        $ 9,793                 $10,889
04/30/96                                        $ 9,906                 $11,208
05/31/96                                        $10,066                 $11,005
06/30/96                                        $10,170                 $11,069
07/31/96                                        $ 9,924                 $10,749
08/31/96                                        $10,407                 $10,775
09/30/96                                        $10,445                 $11,064
10/31/96                                        $10,643                 $10,953
11/30/96                                        $10,908                 $11,392
12/31/96                                        $11,271                 $11,248
01/31/97                                        $11,725                 $10,857
02/28/97                                        $11,831                 $11,037
03/31/97                                        $11,918                 $11,080
04/30/97                                        $11,754                 $11,141
05/31/97                                        $11,956                 $11,869
06/30/97                                        $12,493                 $12,527
07/31/97                                        $12,881                 $12,732
08/31/97                                        $12,622                 $11,783
09/30/97                                        $13,597                 $12,446
10/31/97                                        $13,120                 $11,492
11/30/97                                        $12,981                 $11,378
12/31/97                                        $13,033                 $11,480
01/31/98                                        $13,183                 $12,007
02/28/98                                        $14,105                 $12,781
03/31/98                                        $15,284                 $13,177
04/30/98                                        $15,595                 $13,284
05/31/98                                        $15,679                 $13,223
06/30/98                                        $15,280                 $13,326
07/31/98                                        $15,139                 $13,464
08/31/98                                        $13,389                 $11,799
09/30/98                                        $12,524                 $11,440
10/31/98                                        $13,313                 $12,636
11/30/98                                        $13,702                 $13,286
12/31/98                                        $13,757                 $13,814
01/31/99                                        $13,633                 $13,776
02/28/99                                        $13,712                 $13,451
03/31/99                                        $14,196                 $14,016
04/30/99                                        $15,491                 $14,587
05/31/99                                        $14,904                 $13,839
06/30/99                                        $15,433                 $14,382
07/31/99                                        $16,045                 $14,812
08/31/99                                        $16,268                 $14,870
09/30/99                                        $15,857                 $15,023
10/31/99                                        $15,527                 $15,589
11/30/99                                        $15,857                 $16,134
12/31/99                                        $16,946                 $17,585
01/31/00                                        $15,584                 $16,471
02/29/00                                        $14,957                 $16,917
03/31/00                                        $15,560                 $17,576
04/30/00                                        $15,258                 $16,654
05/31/00                                        $15,531                 $16,251
06/30/00                                        $15,990                 $16,890
07/31/00                                        $15,799                 $16,185
08/31/00                                        $15,748                 $16,329
09/30/00                                        $15,174                 $15,537
10/31/00                                        $15,059                 $15,173
11/30/00                                        $15,467                 $14,608
12/31/00                                        $16,548                 $15,130
01/31/01                                        $16,457                 $15,123
02/28/01                                        $16,183                 $13,991
03/31/01                                        $15,033                 $13,064
04/30/01                                        $15,830                 $13,980
05/31/01                                        $15,868                 $13,498
06/30/01                                        $15,633                 $12,951
07/31/01                                        $15,332                 $12,717
08/31/01                                        $15,319                 $12,397
09/30/01                                        $13,514                 $11,144
10/31/01                                        $13,971                 $11,429
11/30/01                                        $14,560                 $11,851
12/31/01                                        $14,671                 $11,922
01/31/02                                        $14,129                 $11,289
02/28/02                                        $14,274                 $11,369
03/31/02                                        $15,187                 $11,990
04/30/02                                        $15,425                 $12,077
05/31/02                                        $15,844                 $12,240
06/30/02                                        $15,300                 $11,758
07/31/02                                        $13,772                 $10,598
08/31/02                                        $13,600                 $10,576
09/30/02                                        $12,099                 $ 9,443
10/31/02                                        $12,763                 $ 9,951
11/30/02                                        $13,308                 $10,404
12/31/02                                        $12,761                 $10,055
01/31/03                                        $12,359                 $ 9,636
02/28/03                                        $11,997                 $ 9,416
03/31/03                                        $11,729                 $ 9,238
04/30/03                                        $12,936                 $10,154
05/31/03                                        $13,720                 $10,779
06/30/03                                        $13,935                 $11,045
07/31/03                                        $14,391                 $11,314
08/31/03                                        $14,767                 $11,590
09/30/03                                        $14,901                 $11,949
10/31/03                                        $15,774                 $12,695
11/30/03                                        $16,002                 $12,979
12/31/03                                        $17,052                 $13,993
01/31/04                                        $17,377                 $14,192
02/29/04                                        $17,783                 $14,522
03/31/04                                        $17,553                 $14,610
04/30/04                                        $17,147                 $14,292
05/31/04                                        $17,329                 $14,354
06/30/04                                        $17,709                 $14,674
07/31/04                                        $17,315                 $14,200
08/31/04                                        $17,356                 $14,266
09/30/04                                        $17,872                 $14,641
10/31/04                                        $18,455                 $15,141
11/30/04                                        $19,677                 $16,179
12/31/04                                        $20,346                 $16,890
01/31/05                                        $19,879                 $16,581
02/28/05                                        $20,785                 $17,301
03/31/05                                        $20,455                 $16,873

AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                                  3/31/05
1-Year                                                                     9.85%
5-Year                                                                     4.38%
Since Inception (5/8/95)                                                   7.50%

      CLASS C (5/8/95-3/31/05)

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.

                                               TEMPLETON
                                         INTERNATIONAL (EX EM)         MSCI EAFE
  DATE                                           FUND                   INDEX(6)

05/08/95                                        $10,000                 $10,000
05/31/95                                        $10,010                 $ 9,913
06/30/95                                        $ 9,980                 $ 9,742
07/31/95                                        $10,040                 $10,351
08/31/95                                        $10,050                 $ 9,959
09/30/95                                        $ 9,860                 $10,156
10/31/95                                        $ 9,700                 $ 9,886
11/30/95                                        $ 9,670                 $10,163
12/31/95                                        $ 9,810                 $10,575
01/31/96                                        $10,420                 $10,621
02/29/96                                        $10,580                 $10,660
03/31/96                                        $10,320                 $10,889
04/30/96                                        $10,440                 $11,208
05/31/96                                        $10,605                 $11,005
06/30/96                                        $10,705                 $11,069
07/31/96                                        $10,425                 $10,749
08/31/96                                        $10,925                 $10,775
09/30/96                                        $10,955                 $11,064
10/31/96                                        $11,165                 $10,953
11/30/96                                        $11,436                 $11,392
12/31/96                                        $11,809                 $11,248
01/31/97                                        $12,277                 $10,857
02/28/97                                        $12,378                 $11,037
03/31/97                                        $12,470                 $11,080
04/30/97                                        $12,287                 $11,141
05/31/97                                        $12,502                 $11,869
06/30/97                                        $13,046                 $12,527
07/31/97                                        $13,443                 $12,732
08/31/97                                        $13,171                 $11,783
09/30/97                                        $14,176                 $12,446
10/31/97                                        $13,673                 $11,492
11/30/97                                        $13,548                 $11,378
12/31/97                                        $13,603                 $11,480
01/31/98                                        $13,749                 $12,007
02/28/98                                        $14,692                 $12,781
03/31/98                                        $15,905                 $13,177
04/30/98                                        $16,220                 $13,284
05/31/98                                        $16,285                 $13,223
06/30/98                                        $15,867                 $13,326
07/31/98                                        $15,708                 $13,464
08/31/98                                        $13,875                 $11,799
09/30/98                                        $12,981                 $11,440
10/31/98                                        $13,773                 $12,636
11/30/98                                        $14,192                 $13,286
12/31/98                                        $14,229                 $13,814
01/31/99                                        $14,100                 $13,776
02/28/99                                        $14,182                 $13,451
03/31/99                                        $14,675                 $14,016
04/30/99                                        $16,003                 $14,587
05/31/99                                        $15,390                 $13,839
06/30/99                                        $15,930                 $14,382
07/31/99                                        $16,555                 $14,812
08/31/99                                        $16,776                 $14,870
09/30/99                                        $16,347                 $15,023
10/31/99                                        $16,004                 $15,589
11/30/99                                        $16,335                 $16,134
12/31/99                                        $17,434                 $17,585
01/31/00                                        $16,032                 $16,471
02/29/00                                        $15,369                 $16,917
03/31/00                                        $15,995                 $17,576
04/30/00                                        $15,657                 $16,654
05/31/00                                        $15,940                 $16,251
06/30/00                                        $16,403                 $16,890
07/31/00                                        $16,191                 $16,185
08/31/00                                        $16,138                 $16,329
09/30/00                                        $15,543                 $15,537
10/31/00                                        $15,411                 $15,173
11/30/00                                        $15,834                 $14,608
12/31/00                                        $16,921                 $15,130
01/31/01                                        $16,826                 $15,123
02/28/01                                        $16,529                 $13,991
03/31/01                                        $15,355                 $13,064
04/30/01                                        $16,152                 $13,980
05/31/01                                        $16,179                 $13,498
06/30/01                                        $15,936                 $12,951
07/31/01                                        $15,612                 $12,717
08/31/01                                        $15,599                 $12,397
09/30/01                                        $13,764                 $11,144
10/31/01                                        $14,209                 $11,429
11/30/01                                        $14,803                 $11,851
12/31/01                                        $14,910                 $11,922
01/31/02                                        $14,353                 $11,289
02/28/02                                        $14,502                 $11,369
03/31/02                                        $15,413                 $11,990
04/30/02                                        $15,657                 $12,077
05/31/02                                        $16,069                 $12,240
06/30/02                                        $15,510                 $11,758
07/31/02                                        $13,956                 $10,598
08/31/02                                        $13,766                 $10,576
09/30/02                                        $12,239                 $ 9,443
10/31/02                                        $12,907                 $ 9,951
11/30/02                                        $13,439                 $10,404
12/31/02                                        $12,888                 $10,055
01/31/03                                        $12,477                 $ 9,636
02/28/03                                        $12,107                 $ 9,416
03/31/03                                        $11,833                 $ 9,238
04/30/03                                        $13,052                 $10,154
05/31/03                                        $13,834                 $10,779
06/30/03                                        $14,039                 $11,045
07/31/03                                        $14,491                 $11,314
08/31/03                                        $14,861                 $11,590
09/30/03                                        $14,970                 $11,949
10/31/03                                        $15,874                 $12,695
11/30/03                                        $16,080                 $12,979
12/31/03                                        $17,139                 $13,993
01/31/04                                        $17,441                 $14,192
02/29/04                                        $17,854                 $14,522
03/31/04                                        $17,606                 $14,610
04/30/04                                        $17,180                 $14,292
05/31/04                                        $17,362                 $14,354
06/30/04                                        $17,734                 $14,674
07/31/04                                        $17,321                 $14,200
08/31/04                                        $17,362                 $14,266
09/30/04                                        $17,858                 $14,641
10/31/04                                        $18,436                 $15,141
11/30/04                                        $19,648                 $16,179
12/31/04                                        $20,312                 $16,890
01/31/05                                        $19,841                 $16,581
02/28/05                                        $20,728                 $17,301
03/31/05                                        $20,381                 $16,873

AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                                  3/31/05
1-Year                                                                    14.76%
5-Year                                                                     4.97%
Since Inception (5/8/95)                                                   7.46%


                                                               Annual Report | 9

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(5)                                                         3/31/05
1-Year                                                                    17.05%
5-Year                                                                     6.00%
Since Inception (5/8/95)                                                   8.58%

      ADVISOR CLASS (5/8/95-3/31/05)(5)

 [THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.

                                               TEMPLETON
                                         INTERNATIONAL (EX EM)         MSCI EAFE
  DATE                                            FUND                  INDEX(6)

05/08/95                                        $10,000                 $10,000
05/31/95                                        $10,020                 $ 9,913
06/30/95                                        $ 9,990                 $ 9,742
07/31/95                                        $10,050                 $10,351
08/31/95                                        $10,070                 $ 9,959
09/30/95                                        $ 9,880                 $10,156
10/31/95                                        $ 9,730                 $ 9,886
11/30/95                                        $ 9,700                 $10,163
12/31/95                                        $ 9,850                 $10,575
01/31/96                                        $10,480                 $10,621
02/29/96                                        $10,640                 $10,660
03/31/96                                        $10,390                 $10,889
04/30/96                                        $10,510                 $11,208
05/31/96                                        $10,680                 $11,005
06/30/96                                        $10,791                 $11,069
07/31/96                                        $10,530                 $10,749
08/31/96                                        $11,042                 $10,775
09/30/96                                        $11,082                 $11,064
10/31/96                                        $11,293                 $10,953
11/30/96                                        $11,574                 $11,392
12/31/96                                        $11,959                 $11,248
01/31/97                                        $12,569                 $10,857
02/28/97                                        $12,682                 $11,037
03/31/97                                        $12,786                 $11,080
04/30/97                                        $12,620                 $11,141
05/31/97                                        $12,837                 $11,869
06/30/97                                        $13,423                 $12,527
07/31/97                                        $13,850                 $12,732
08/31/97                                        $13,572                 $11,783
09/30/97                                        $14,629                 $12,446
10/31/97                                        $14,117                 $11,492
11/30/97                                        $13,988                 $11,378
12/31/97                                        $14,059                 $11,480
01/31/98                                        $14,220                 $12,007
02/28/98                                        $15,211                 $12,781
03/31/98                                        $16,479                 $13,177
04/30/98                                        $16,836                 $13,284
05/31/98                                        $16,909                 $13,223
06/30/98                                        $16,491                 $13,326
07/31/98                                        $16,340                 $13,464
08/31/98                                        $14,457                 $11,799
09/30/98                                        $13,528                 $11,440
10/31/98                                        $14,376                 $12,636
11/30/98                                        $14,806                 $13,286
12/31/98                                        $14,867                 $13,814
01/31/99                                        $14,734                 $13,776
02/28/99                                        $14,831                 $13,451
03/31/99                                        $15,365                 $14,016
04/30/99                                        $16,773                 $14,587
05/31/99                                        $16,143                 $13,839
06/30/99                                        $16,713                 $14,382
07/31/99                                        $17,399                 $14,812
08/31/99                                        $17,640                 $14,870
09/30/99                                        $17,196                 $15,023
10/31/99                                        $16,829                 $15,589
11/30/99                                        $17,196                 $16,134
12/31/99                                        $18,372                 $17,585
01/31/00                                        $16,911                 $16,471
02/29/00                                        $16,220                 $16,917
03/31/00                                        $16,885                 $17,576
04/30/00                                        $16,560                 $16,654
05/31/00                                        $16,860                 $16,251
06/30/00                                        $17,371                 $16,890
07/31/00                                        $17,164                 $16,185
08/31/00                                        $17,108                 $16,329
09/30/00                                        $16,501                 $15,537
10/31/00                                        $16,377                 $15,173
11/30/00                                        $16,846                 $14,608
12/31/00                                        $18,016                 $15,130
01/31/01                                        $17,931                 $15,123
02/28/01                                        $17,619                 $13,991
03/31/01                                        $16,384                 $13,064
04/30/01                                        $17,250                 $13,980
05/31/01                                        $17,305                 $13,498
06/30/01                                        $17,049                 $12,951
07/31/01                                        $16,723                 $12,717
08/31/01                                        $16,723                 $12,397
09/30/01                                        $14,760                 $11,144
10/31/01                                        $15,257                 $11,429
11/30/01                                        $15,897                 $11,851
12/31/01                                        $16,034                 $11,922
01/31/02                                        $15,428                 $11,289
02/28/02                                        $15,587                 $11,369
03/31/02                                        $16,596                 $11,990
04/30/02                                        $16,871                 $12,077
05/31/02                                        $17,326                 $12,240
06/30/02                                        $16,732                 $11,758
07/31/02                                        $15,081                 $10,598
08/31/02                                        $14,878                 $10,576
09/30/02                                        $13,241                 $ 9,443
10/31/02                                        $13,950                 $ 9,951
11/30/02                                        $14,558                 $10,404
12/31/02                                        $13,961                 $10,055
01/31/03                                        $13,536                 $ 9,636
02/28/03                                        $13,125                 $ 9,416
03/31/03                                        $12,832                 $ 9,238
04/30/03                                        $14,180                 $10,154
05/31/03                                        $15,049                 $10,779
06/30/03                                        $15,285                 $11,045
07/31/03                                        $15,799                 $11,314
08/31/03                                        $16,210                 $11,590
09/30/03                                        $16,358                 $11,949
10/31/03                                        $17,342                 $12,695
11/30/03                                        $17,592                 $12,979
12/31/03                                        $18,756                 $13,993
01/31/04                                        $19,113                 $14,192
02/29/04                                        $19,573                 $14,522
03/31/04                                        $19,306                 $14,610
04/30/04                                        $18,876                 $14,292
05/31/04                                        $19,079                 $14,354
06/30/04                                        $19,510                 $14,674
07/31/04                                        $19,064                 $14,200
08/31/04                                        $19,123                 $14,266
09/30/04                                        $19,689                 $14,641
10/31/04                                        $20,345                 $15,141
11/30/04                                        $21,702                 $16,179
12/31/04                                        $22,461                 $16,890
01/31/05                                        $21,947                 $16,581
02/28/05                                        $22,944                 $17,301
03/31/05                                        $22,597                 $16,873

ENDNOTES

INVESTMENT RETURNS AND SHARE PRICES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES, AND THE ECONOMIC, SOCIAL AND POLITICAL CLIMATES OF THE COUNTRIES WHERE INVESTMENTS ARE MADE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were 88.96% and 8.02%.

(6) Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.


10 | Annual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                       VALUE 9/30/04     VALUE 3/31/05    PERIOD* 9/30/04-3/31/05
--------------------------------------------------------------------------------------------------------
Actual                                            $1,000          $1,144.60               $ 8.61
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000          $1,016.90               $ 8.10
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                            $1,000          $1,141.30               $12.07
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000          $1,013.66               $11.35
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Actual                                            $1,000          $1,147.70               $ 6.75
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000          $1,018.65               $ 6.34
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.61%; C: 2.26%; and Advisor: 1.26%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


12 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

TEMPLETON INTERNATIONAL (EX EM) FUND

                                                     ----------------------------------------------------------------
                                                                           YEAR ENDED MARCH 31,
CLASS A                                                 2005          2004          2003          2002          2001
                                                     ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............     $ 12.99       $  8.75       $ 11.48       $ 11.51       $ 12.91
                                                     ----------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ....................        0.16          0.14          0.10          0.19          0.23

   Net realized and unrealized gains (losses) ..        1.96          4.19         (2.69)        (0.07)        (0.64)
                                                     ----------------------------------------------------------------
Total from investment operations ...............        2.12          4.33         (2.59)         0.12         (0.41)
                                                     ----------------------------------------------------------------
Less distributions from:

   Net investment income .......................       (0.20)        (0.10)        (0.14)        (0.15)        (0.24)

   Net realized gains ..........................          --            --            --            --         (0.75)
                                                     ----------------------------------------------------------------
Total distributions ............................       (0.20)        (0.10)        (0.14)        (0.15)        (0.99)
                                                     ----------------------------------------------------------------
Redemption fees ................................          --(c)       0.01            --            --            --
                                                     ----------------------------------------------------------------
Net asset value, end of year ...................     $ 14.91       $ 12.99       $  8.75       $ 11.48       $ 11.51
                                                     ================================================================

Total return(b) ................................       16.54%        49.65%       (22.77)%        1.02%        (3.38)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................     $45,398       $39,091       $25,894       $32,586       $35,486

Ratios to average net assets:

   Expenses ....................................        1.63%         1.75%         1.81%         1.82%         1.82%

   Net investment income .......................        1.20%         1.23%         1.02%         1.69%         1.85%

Portfolio turnover rate ........................       19.22%        23.62%        19.05%        31.28%        42.06%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 13

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INTERNATIONAL (EX EM) FUND

                                                     ----------------------------------------------------------------
                                                                           YEAR ENDED MARCH 31,
CLASS C                                                 2005          2004          2003          2002          2001
                                                     ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............     $ 12.82       $  8.65       $ 11.34       $ 11.38       $ 12.78
                                                     ----------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ....................        0.08          0.06          0.04          0.11          0.15

   Net realized and unrealized gains (losses) ..        1.92          4.14         (2.65)        (0.07)        (0.64)
                                                     ----------------------------------------------------------------
Total from investment operations ...............        2.00          4.20         (2.61)         0.04         (0.49)
                                                     ----------------------------------------------------------------
Less distributions from:

   Net investment income .......................       (0.11)        (0.04)        (0.08)        (0.08)        (0.16)

   Net realized gains ..........................          --            --            --            --         (0.75)
                                                     ----------------------------------------------------------------
Total distributions ............................       (0.11)        (0.04)        (0.08)        (0.08)        (0.91)
                                                     ----------------------------------------------------------------
Redemption fees ................................          --(c)       0.01            --            --            --
                                                     ----------------------------------------------------------------
Net asset value, end of year ...................     $ 14.71       $ 12.82       $  8.65       $ 11.34       $ 11.38
                                                     ================================================================

Total return(b) ................................       15.76%        48.78%       (23.22)%        0.37%        (4.00)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................     $26,049       $24,359       $14,372       $16,243       $11,756

Ratios to average net assets:

   Expenses ....................................        2.28%         2.40%         2.44%         2.46%         2.46%

   Net investment income .......................        0.55%         0.58%         0.39%         0.97%         1.25%

Portfolio turnover rate ........................       19.22%        23.62%        19.05%        31.28%        42.06%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.


14 | See notes to financial statements. | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INTERNATIONAL (EX EM) FUND

                                                     ----------------------------------------------------------------
                                                                           YEAR ENDED MARCH 31,
ADVISOR CLASS                                           2005          2004          2003          2002          2001
                                                     ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............     $ 13.03       $  8.76       $ 11.51       $ 11.55       $ 12.95
                                                     ----------------------------------------------------------------
Income from investment operations:

   Net investment income(a) ....................        0.22          0.20          0.14          0.22          0.39

   Net realized and unrealized gains (losses) ..        1.96          4.20         (2.72)        (0.07)        (0.75)
                                                     ----------------------------------------------------------------
Total from investment operations ...............        2.18          4.40         (2.58)         0.15         (0.36)
                                                     ----------------------------------------------------------------
Less distributions from:

   Net investment income .......................       (0.25)        (0.14)        (0.17)        (0.19)        (0.29)

   Net realized gains ..........................          --            --            --            --         (0.75)
                                                     ----------------------------------------------------------------
Total distributions ............................       (0.25)        (0.14)        (0.17)        (0.19)        (1.04)
                                                     ----------------------------------------------------------------
Redemption fees ................................          --(b)       0.01            --            --            --
                                                     ----------------------------------------------------------------
Net asset value, end of year ...................     $ 14.96       $ 13.03       $  8.76       $ 11.51       $ 11.55
                                                     ================================================================

Total return ...................................       17.05%        50.46%       (22.69)%        1.30%        (2.97)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................     $   337       $   303       $   276       $   334       $   261

Ratios to average net assets:

   Expenses ....................................        1.28%         1.40%         1.47%         1.47%         1.47%

   Net investment income .......................        1.55%         1.58%         1.36%         1.96%         3.19%

Portfolio turnover rate ........................       19.22%        23.62%        19.05%        31.28%        42.06%

(a)   Based on average daily shares outstanding.

(b)   Amount is less than $0.01 per share.


                         Annual Report | See notes to financial statements. | 15

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS, MARCH 31, 2005

---------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INTERNATIONAL (EX EM) FUND                            INDUSTRY                        SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 90.7%
    AUSTRALIA 2.8%
    APN News & Media Ltd. .......................                     Media                           88,118          $   347,141
    Australia & New Zealand Banking Group Ltd. ..               Diversified Banks                     21,510              342,610
    National Australia Bank Ltd. ................               Diversified Banks                     32,008              700,943
    Qantas Airways Ltd. .........................                    Airlines                        233,990              641,648
                                                                                                                      -----------
                                                                                                                        2,032,342
                                                                                                                      -----------
    BERMUDA 2.0%
    ACE Ltd. ....................................                   Insurance                         15,790              651,653
    XL Capital Ltd., A ..........................                   Insurance                         10,530              762,056
                                                                                                                      -----------
                                                                                                                        1,413,709
                                                                                                                      -----------
    CANADA 3.0%
    Abitibi-Consolidated Inc. ...................            Paper & Forest Products                  51,920              240,400
    Barrick Gold Corp. ..........................                Metals & Mining                      18,310              439,034
    BCE Inc. ....................................     Diversified Telecommunication Services          29,801              745,364
    Quebecor World Inc ..........................         Commercial Services & Supplies              15,140              354,888
    TransCanada Corp. ...........................                   Oil & Gas                         14,576              359,383
                                                                                                                      -----------
                                                                                                                        2,139,069
                                                                                                                      -----------
    DENMARK 2.6%
    ISS AS ......................................         Commercial Services & Supplies              14,178            1,151,931
(a) Vestas Wind Systems AS ......................              Electrical Equipment                   37,200              537,175
(a) Vestas Wind Systems AS, 144A ................              Electrical Equipment                   12,400              179,058
                                                                                                                      -----------
                                                                                                                        1,868,164
                                                                                                                      -----------
    FINLAND 3.3%
    Sampo OYJ, A ................................                   Insurance                         33,760              490,364
    Stora Enso OYJ, R ...........................            Paper & Forest Products                  65,880              925,734
(a) UPM-Kymmene Corp. ...........................            Paper & Forest Products                  43,690              967,610
                                                                                                                      -----------
                                                                                                                        2,383,708
                                                                                                                      -----------
    FRANCE 5.3%
    AXA SA ......................................                   Insurance                         32,714              871,463
    Sanofi-Aventis ..............................                Pharmaceuticals                      18,230            1,537,225
    Suez SA .....................................      Multi-Utilities & Unregulated Power            27,460              738,978
    Total SA, B .................................                   Oil & Gas                          2,900              678,545
                                                                                                                      -----------
                                                                                                                        3,826,211
                                                                                                                      -----------
    GERMANY 6.0%
    Adidas-Salomon AG ...........................        Textiles Apparel & Luxury Goods               3,340              530,638
    BASF AG .....................................                   Chemicals                         13,020              922,369
    Bayer AG, Br ................................                   Chemicals                         12,020              397,327
    Deutsche Post AG ............................            Air Freight & Logistics                  42,860            1,043,401
    E.ON AG .....................................               Electric Utilities                    14,010            1,200,447
    Volkswagen AG ...............................                  Automobiles                         5,380              256,088
                                                                                                                      -----------
                                                                                                                        4,350,270
                                                                                                                      -----------
    HONG KONG 5.4%
    Cheung Kong Holdings Ltd ....................                  Real Estate                       152,000            1,349,582
    Cheung Kong Infrastructure Holdings Ltd. ....             Construction Materials                 128,000              367,616
    Fountain Set Holdings Ltd. ..................        Textiles Apparel & Luxury Goods             860,000              543,051
    Hutchison Whampoa Ltd. ......................            Industrial Conglomerates                111,000              942,855


16 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

---------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INTERNATIONAL (EX EM) FUND                            INDUSTRY                        SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    HONG KONG (CONT.)
    Swire Pacific Ltd., A .......................            Industrial Conglomerates                 79,000          $   625,461
    Yue Yuen Industrial Holdings Ltd. ...........        Textiles Apparel & Luxury Goods              12,000               34,156
                                                                                                                      -----------
                                                                                                                        3,862,721
                                                                                                                      -----------
    ITALY 2.3%
    Eni SpA .....................................                   Oil & Gas                         63,210            1,641,233
                                                                                                                      -----------
    JAPAN 9.6%
    Hitachi Ltd .................................       Electronic Equipment & Instruments           179,000            1,111,760
    Matsushita Electric Industrial Co. Ltd. .....               Household Durables                    42,000              618,857
    NEC Corp. ...................................            Computers & Peripherals                  67,000              404,886
    Nippon Telegraph & Telephone Corp. ..........     Diversified Telecommunication Services             232            1,014,716
    Nomura Holdings Inc. ........................                Capital Markets                      41,000              573,533
    Olympus Corp. ...............................        Health Care Equipment & Supplies             13,337              310,944
    Shinsei Bank Ltd., 144A .....................               Diversified Banks                      8,000               45,510
    Sompo Japan Insurance Inc. ..................                   Insurance                         68,000              709,615
    Sony Corp. ..................................               Household Durables                    35,440            1,411,254
    Takeda Pharmaceutical Co. Ltd. ..............                Pharmaceuticals                      13,900              662,399
                                                                                                                      -----------
                                                                                                                        6,863,474
                                                                                                                      -----------
    NETHERLANDS 5.3%
    Akzo Nobel NV ...............................                   Chemicals                         19,240              878,412
    ING Groep NV ................................         Diversified Financial Services              33,483            1,011,308
(a) Koninklijke Philips Electronics NV ..........               Household Durables                    39,710            1,093,861
    Rodamco Europe NV ...........................         Diversified Financial Services               7,055              527,687
    VNU NV ......................................                     Media                            9,700              282,916
                                                                                                                      -----------
                                                                                                                        3,794,184
                                                                                                                      -----------
    NORWAY 0.5%
    Norsk Hydro ASA .............................                   Oil & Gas                          4,281              353,294
                                                                                                                      -----------
    SINGAPORE 1.2%
    DBS Group Holdings Ltd. .....................               Diversified Banks                     64,000              577,695
    Venture Corp. Ltd. ..........................       Electronic Equipment & Instruments            34,000              273,944
                                                                                                                      -----------
                                                                                                                          851,639
                                                                                                                      -----------
    SPAIN 6.7%
    Banco Santander Central Hispano SA ..........               Diversified Banks                     57,389              698,550
    Endesa SA ...................................               Electric Utilities                    34,875              784,363
    Iberdrola SA, Br ............................               Electric Utilities                    46,430            1,214,572
    Repsol YPF SA ...............................                   Oil & Gas                         40,000            1,058,813
    Telefonica SA ...............................     Diversified Telecommunication Services          60,570            1,055,262
                                                                                                                      -----------
                                                                                                                        4,811,560
                                                                                                                      -----------
    SWEDEN 5.8%
    Atlas Copco AB, A ...........................                   Machinery                         11,500              550,570
    Electrolux AB, B ............................               Household Durables                    17,450              405,992
    Foreningssparbanken AB, A ...................               Diversified Banks                     16,560              391,140
    Nordea Bank AB ..............................               Diversified Banks                     87,870              888,593
    Securitas AB, B .............................         Commercial Services & Supplies              59,130              945,023
    Volvo AB, B .................................                   Machinery                         22,262              983,944
                                                                                                                      -----------
                                                                                                                        4,165,262
                                                                                                                      -----------


                                                              Annual Report | 17

TEMPLETON GLOBAL INVESTMENT TRUST

---------------------------------------------------------------------------------------------------------------------------------
    TEMPLETON INTERNATIONAL (EX EM) FUND                            INDUSTRY                        SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    SWITZERLAND 4.9%
    Nestle SA ...................................                 Food Products                        3,670          $ 1,004,019
    Novartis AG .................................                Pharmaceuticals                      18,270              852,254
    Swiss Reinsurance Co. .......................                   Insurance                         13,120              939,414
    UBS AG ......................................                Capital Markets                       8,450              713,468
                                                                                                                      -----------
                                                                                                                        3,509,155
                                                                                                                      -----------
    UNITED KINGDOM 24.0%
    AMVESCAP PLC ................................                Capital Markets                      51,600              325,468
    BAE Systems PLC .............................              Aerospace & Defense                   237,322            1,163,893
    BHP Billiton PLC ............................                Metals & Mining                      93,789            1,260,257
    Boots Group PLC .............................            Food & Staples Retailing                 59,720              704,275
    BP PLC ......................................                   Oil & Gas                         79,865              827,886
    British Sky Broadcasting Group PLC ..........                     Media                           68,333              749,670
    Compass Group PLC ...........................          Hotels Restaurants & Leisure              153,340              699,858
    GKN PLC .....................................                Auto Components                      75,402              361,598
    GlaxoSmithKline PLC .........................                Pharmaceuticals                      61,778            1,416,225
    HSBC Holdings PLC ...........................               Diversified Banks                     42,263              671,921
    Lloyds TSB Group PLC ........................               Diversified Banks                     86,820              784,306
    Marks & Spencer Group PLC ...................                Multiline Retail                     82,733              540,994
    Pearson PLC .................................                     Media                           58,896              717,932
    Rentokil Initial PLC ........................         Commercial Services & Supplies             177,700              544,052
(a) Rolls-Royce Group PLC .......................              Aerospace & Defense                   110,538              509,729
(a) Rolls-Royce Group PLC, B ....................              Aerospace & Defense                 5,526,900               10,706
    Shell Transport & Trading Co. PLC ...........                   Oil & Gas                         99,921              896,991
    Shire Pharmaceuticals Group PLC .............                Pharmaceuticals                      70,700              807,706
    Smiths Group PLC ............................            Industrial Conglomerates                 75,660            1,217,555
    Unilever PLC ................................                 Food Products                       81,506              805,617
    Vodafone Group PLC ..........................      Wireless Telecommunication Services           288,192              765,237
    William Morrison Supermarkets PLC ...........            Food & Staples Retailing                172,800              640,085
    WPP Group PLC ...............................                     Media                           30,920              352,074
    Yell Group PLC ..............................                     Media                           52,380              468,235
                                                                                                                      -----------
                                                                                                                       17,242,270
                                                                                                                      -----------
    TOTAL COMMON STOCKS (COST $51,226,795) ......                                                                      65,108,265
                                                                                                                      -----------
    PREFERRED STOCK (COST $573,828) 1.0%
    GERMANY 1.0%
    Volkswagen AG, pfd ..........................                  Automobiles                        20,260              730,372
                                                                                                                      -----------

                                                                                             -------------------
                                                                                             PRINCIPAL AMOUNT(b)
                                                                                             -------------------
    BONDS & NOTES 1.4%
    AUSTRALIA 0.3%
    Queensland Treasury Corp., 6.00%, 8/14/13 ...                                                    330,000 AUD          257,513
                                                                                                                      -----------
    NEW ZEALAND 0.4%
    Government of New Zealand, 6.50%, 4/15/13 ...                                                    380,000 NZD          275,326
                                                                                                                      -----------


18 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

---------------------------------------------------------------------------------------------------------------------------------
   TEMPLETON INTERNATIONAL (EX EM) FUND                                                      PRINCIPAL AMOUNT(b)          VALUE
---------------------------------------------------------------------------------------------------------------------------------
    BONDS & NOTES (CONT.)
    SWEDEN 0.7%
    Kingdom of Sweden,
       6.50%, 5/05/08 ...........................                                                    820,000 SEK      $   128,677
       5.50%, 10/08/12 ..........................                                                  2,300,000 SEK          367,948
                                                                                                                      -----------
                                                                                                                          496,625
                                                                                                                      -----------
    TOTAL BONDS & NOTES (COST $903,547)                                                                                 1,029,464
                                                                                                                      -----------
    SHORT TERM INVESTMENTS (COST $4,360,484) 6.1%
    UNITED STATES 6.1%
(c) U.S. Treasury Bills, 4/07/05 - 6/30/05 ......                                                 $4,383,000            4,361,064
                                                                                                                      -----------
    TOTAL INVESTMENTS (COST $57,064,654) 99.2% ..                                                                      71,229,165
    OTHER ASSETS, LESS LIABILITIES 0.8% .........                                                                         554,852
                                                                                                                      -----------
    NET ASSETS 100.0% ...........................                                                                     $71,784,017
                                                                                                                      ===========

SELECTED PORTFOLIO ABBREVIATIONS:

PLC - Public Limited Co.

CURRENCY ABBREVIATIONS:

AUD - Australian Dollar
NZD - New Zealand Dollar
SEK - Swedish Krona

(a)   Non-income producing.

(b)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(c) A portion or all of the security is traded on a discount basis with no stated coupon rate.


                         Annual Report | See notes to financial statements. | 19

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

                                                                                 -------------
                                                                                   TEMPLETON
                                                                                 INTERNATIONAL
                                                                                 (EX EM) FUND
                                                                                 -------------
Assets:
   Investments in securities:
      Cost .................................................................     $ 57,064,654
                                                                                 ============
      Value ................................................................     $ 71,229,165
   Cash ....................................................................            9,517
   Foreign currency, at value (cost $625,322) ..............................          715,372
   Receivables:
      Investment securities sold ...........................................          120,617
      Capital shares sold ..................................................          130,079
      Dividends and interest ...............................................          269,312
                                                                                 ------------
         Total assets ......................................................       72,474,062
                                                                                 ------------
Liabilities:
   Payables:
      Investment securities purchased ......................................          286,287
      Capital shares redeemed ..............................................          226,213
      Affiliates ...........................................................          140,576
   Other liabilities .......................................................           36,969
                                                                                 ------------
         Total liabilities .................................................          690,045
                                                                                 ------------
            Net assets, at value ...........................................     $ 71,784,017
                                                                                 ============
Net assets consist of:
   Distributions in excess of net investment income ........................     $     (8,072)
   Net unrealized appreciation (depreciation) ..............................       14,255,245
   Accumulated net realized gain (loss) ....................................       (4,635,700)
   Paid-in capital .........................................................       62,172,544
                                                                                 ------------
            Net assets, at value ...........................................     $ 71,784,017
                                                                                 ============
CLASS A:
   Net assets, at value ....................................................     $ 45,397,692
                                                                                 ============
   Shares outstanding ......................................................        3,044,453
                                                                                 ============
   Net asset value per share(a) ............................................     $      14.91
                                                                                 ============
   Maximum offering price per share (net asset value per share / 94.25%) ...     $      15.82
                                                                                 ============
CLASS C:
   Net assets, at value ....................................................     $ 26,049,045
                                                                                 ============
   Shares outstanding ......................................................        1,770,370
                                                                                 ============
   Net asset value and maximum offering price per share(a) .................     $      14.71
                                                                                 ============
ADVISOR CLASS:
   Net assets, at value ....................................................     $    337,280
                                                                                 ============
   Shares outstanding ......................................................           22,548
                                                                                 ============
   Net asset value and maximum offering price per share(a) .................     $      14.96
                                                                                 ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


20 | See notes to financial statements. | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF OPERATIONS
for the year ended March 31, 2005

                                                                                     -------------
                                                                                       TEMPLETON
                                                                                     INTERNATIONAL
                                                                                      (EX EM) FUND
                                                                                     -------------
Investment income:
   Dividends (net of foreign taxes of $157,496) .................................     $ 1,760,801
   Interest (net of foreign taxes of $808) ......................................         100,473
   Other income (Note 7) ........................................................             535
                                                                                      -----------
         Total investment income ................................................       1,861,809
                                                                                      -----------
Expenses:
   Management fees (Note 3) .....................................................         492,726
   Administrative fees (Note 3) .................................................          98,546
   Distribution fees (Note 3)
      Class A ...................................................................         142,532
      Class C ...................................................................         245,268
   Transfer agent fees (Note 3) .................................................         118,200
   Custodian fees (Note 4) ......................................................          21,400
   Reports to shareholders ......................................................          29,000
   Registration and filing fees .................................................          35,260
   Professional fees ............................................................          17,900
   Trustees' fees and expenses ..................................................          25,800
   Other ........................................................................           5,000
                                                                                      -----------
         Total expenses .........................................................       1,231,632
         Expense reductions (Note 4) ............................................          (1,240)
                                                                                      -----------
            Net expenses ........................................................       1,230,392
                                                                                      -----------
               Net investment income ............................................         631,417
                                                                                      -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...............................................................       2,650,170
      Foreign currency transactions .............................................          15,162
                                                                                      -----------
            Net realized gain (loss) ............................................       2,665,332
                                                                                      -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...............................................................       6,633,455
      Translation of assets and liabilities denominated in foreign currencies ...          33,944
                                                                                      -----------
            Net change in unrealized appreciation (depreciation) ................       6,667,399
                                                                                      -----------
Net realized and unrealized gain (loss) .........................................       9,332,731
                                                                                      -----------
Net increase (decrease) in net assets resulting from operations .................     $ 9,964,148
                                                                                      ===========


                         Annual Report | See notes to financial statements. | 21

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended March 31, 2005 and 2004

                                                                                         ------------------------------
                                                                                             TEMPLETON INTERNATIONAL
                                                                                                  (EX EM) FUND
                                                                                         ------------------------------
                                                                                             2005              2004
                                                                                         ------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................................................     $    631,417      $    546,417
      Net realized gain (loss) from investments and foreign currency transactions ..        2,665,332          (736,879)
      Net change in unrealized appreciation (depreciation) on investments and
         translation of assets and liabilities denominated in foreign currencies ...        6,667,399        20,798,324
                                                                                         ------------------------------
            Net increase (decrease) in net assets resulting from operations ........        9,964,148        20,607,862
                                                                                         ------------------------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................................................         (594,949)         (308,250)
         Class C ...................................................................         (197,789)          (77,388)
         Advisor Class .............................................................           (5,131)           (3,728)
                                                                                         ------------------------------
   Total distributions to shareholders .............................................         (797,869)         (389,366)
                                                                                         ------------------------------
   Capital share transactions (Note 2):
         Class A ...................................................................          571,819           481,428
         Class C ...................................................................       (1,701,349)        2,615,764
         Advisor Class .............................................................           (6,525)         (147,072)
                                                                                         ------------------------------
   Total capital share transactions ................................................       (1,136,055)        2,950,120
                                                                                         ------------------------------
   Redemption fees .................................................................              705            42,858
                                                                                         ------------------------------
            Net increase (decrease) in net assets ..................................        8,030,929        23,211,474
Net assets:
   Beginning of year ...............................................................       63,753,088        40,541,614
                                                                                         ------------------------------
   End of year .....................................................................     $ 71,784,017      $ 63,753,088
                                                                                         ==============================
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
      End of year ..................................................................     $     (8,072)     $    136,539
                                                                                         ==============================


22 | See notes to financial statements. | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

TEMPLETON INTERNATIONAL (EX EM) FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton International (Ex EM) Fund (the Fund) is a separate, diversified series of Templeton Global Investment Trust (the Trust), consisting of two separate series. The Trust is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining fund in the Trust are presented separately. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

U.S. Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                                                              Annual Report | 23

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INTERNATIONAL (EX EM) FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.


24 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INTERNATIONAL (EX EM) FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


                                                              Annual Report | 25

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INTERNATIONAL (EX EM) FUND

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class A, Class C and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                 --------------------------------------------------------------
                                                                    YEAR ENDED MARCH 31,
                                                            2005                                2004
                                                 --------------------------------------------------------------
                                                  SHARES           AMOUNT            SHARES            AMOUNT
                                                 --------------------------------------------------------------
CLASS A SHARES:
   Shares sold .........................          544,836      $  7,578,629         1,727,117      $ 19,108,628
   Shares issued in reinvestment of
      distributions ....................           38,728           532,068            23,693           279,146
   Shares redeemed .....................         (547,955)       (7,538,878)       (1,701,134)      (18,906,346)
                                                 --------------------------------------------------------------
   Net increase (decrease) .............           35,609      $    571,819            49,676      $    481,428
                                                 ==============================================================
CLASS C SHARES:
   Shares sold .........................          235,644      $  3,241,514           716,209      $  7,886,607
   Shares issued in reinvestment of
      distributions ....................           12,327           167,580             5,624            67,310
   Shares redeemed .....................         (377,467)       (5,110,443)         (484,188)       (5,338,153)
                                                 --------------------------------------------------------------
   Net increase (decrease) .............         (129,496)     $ (1,701,349)          237,645      $  2,615,764
                                                 ==============================================================
ADVISOR CLASS SHARES:
   Shares sold .........................            2,352      $     33,586           450,818      $  4,660,280
   Shares issued in reinvestment of
      distributions ....................              300             4,110               247             2,922
   Shares redeemed .....................           (3,366)          (44,221)         (459,274)       (4,810,274)
                                                 --------------------------------------------------------------
   Net increase (decrease) .............             (714)     $     (6,525)           (8,209)     $   (147,072)
                                                 ==============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Templeton Global Advisors Ltd. (TGAL)                           Investment manager
Franklin Templeton Services LLC (FT Services)                   Administrative manager
Franklin Templeton Distributors Inc. (Distributors)             Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)    Transfer agent


26 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INTERNATIONAL (EX EM) FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE            NET ASSETS
--------------------------------------------------------------------------------
       0.75%                   Up to and including $1 billion
       0.73%                   Over $1 billion, up to and including $5 billion
       0.71%                   Over $5 billion, up to and including $10 billion
       0.69%                   Over $10 billion, up to and including $15 billion
       0.67%                   Over $15 billion, up to and including $20 billion
       0.65%                   Over $20 billion

Prior to May 1, 2004, the Fund paid fees to TGAL of 0.75% per year of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE          NET ASSETS
--------------------------------------------------------------------------------
       0.150%                Up to and including $200 million
       0.135%                Over $200 million, up to and including $700 million
       0.100%                Over $700 million, up to and including $1.2 billion
       0.075%                Over $1.2 billion

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.35% and 1.00% per year of the average daily net assets of Class A and Class C, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan.

Under the Class A distribution plan, costs exceeding the maximum for the current plan year may be reimbursed in subsequent periods. At March 31, 2005, Distributors advised the Fund that unreimbursed costs were $508,012.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received ....................................          $15,822
Contingent deferred sales charges retained ....................          $   652


                                                              Annual Report | 27

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INTERNATIONAL (EX EM) FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $118,200, of which $76,117 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At March 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
   2010 ..........................................................    $  195,691
   2011 ..........................................................     2,647,787
   2012 ..........................................................     1,761,818
                                                                      ----------
                                                                      $4,605,296
                                                                      ==========

At March 31, 2005, the Fund had deferred currency losses occurring subsequent to October 31, 2004 of $13,099. For tax purposes, such losses will be reflected in the year ending March 31, 2006.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

The tax character of distributions paid during the years ended March 31, 2005 and 2004, was as follows:

                                                           ---------------------
                                                             2005         2004
                                                           ---------------------
Distributions paid from - ordinary income ............     $797,869     $389,366


28 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INTERNATIONAL (EX EM) FUND

5. INCOME TAXES (CONTINUED)

At March 31, 2005, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ...........................................    $ 57,098,455
                                                                   ============
Unrealized appreciation .......................................    $ 16,685,537
Unrealized depreciation .......................................      (2,554,827)
                                                                   ------------
Net unrealized appreciation (depreciation) ....................    $ 14,130,710
                                                                   ============
Distributable earnings - undistributed ordinary income ........    $      8,424
                                                                   ============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended March 31, 2005 aggregated $11,794,161 and $12,390,342, respectively.

7. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").


                                                              Annual Report | 29

TEMPLETON GLOBAL INVESTMENT TRUST

REGULATORY MATTERS (CONTINUED)

INVESTIGATIONS AND SETTLEMENTS (CONTINUED)

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds and are recorded as other income in the current period. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Fund, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.


30 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the Fund and other funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                              Annual Report | 31

TEMPLETON GLOBAL INVESTMENT TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON INTERNATIONAL (EX EM)
FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton International (Ex EM) Fund (a separate portfolio of Templeton Global Investment Trust, hereafter referred to as the "Fund") at March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 10, 2005


32 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TAX DESIGNATION (UNAUDITED)

TEMPLETON INTERNATIONAL (EX EM) FUND

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $ 1,709,333 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2005. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2005, more than 50% of the Templeton International (Ex EM) Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to
Section 853 of the Code. This designation will allow shareholders of record on May 12, 2005, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income and foreign qualified dividends as designated by the Fund, to Class A, Class C and Advisor Class shareholders of record.

--------------------------------------------------------------------------------
                                                       CLASS A

                                                                        FOREIGN
                                      FOREIGN TAX       FOREIGN        QUALIFIED
                                         PAID        SOURCE INCOME     DIVIDENDS
COUNTRY                                PER SHARE       PER SHARE       PER SHARE
--------------------------------------------------------------------------------
Australia ..........................    $0.0005         $0.0105         $0.0092
Bermuda ............................     0.0000          0.0031          0.0031
Canada .............................     0.0018          0.0057          0.0057
Denmark ............................     0.0003          0.0009          0.0009
Finland ............................     0.0045          0.0144          0.0144
France .............................     0.0041          0.0126          0.0125
Germany ............................     0.0032          0.0123          0.0097
Hong Kong ..........................     0.0000          0.0156          0.0000
Italy ..............................     0.0018          0.0055          0.0055
Japan ..............................     0.0011          0.0074          0.0074
Netherlands ........................     0.0030          0.0094          0.0094
New Zealand ........................     0.0004          0.0023          0.0009
Norway .............................     0.0004          0.0012          0.0012
Singapore ..........................     0.0000          0.0010          0.0000
Spain ..............................     0.0036          0.0135          0.0128
Sweden .............................     0.0037          0.0134          0.0116
Switzerland ........................     0.0023          0.0071          0.0071
United Kingdom .....................     0.0012          0.0530          0.0530
                                        ---------------------------------------
TOTAL ..............................    $0.0319         $0.1889         $0.1644
                                        =======================================


                                                              Annual Report | 33

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INTERNATIONAL (EX EM) FUND

--------------------------------------------------------------------------------
                                                       CLASS C

                                                                        FOREIGN
                                      FOREIGN TAX       FOREIGN        QUALIFIED
                                         PAID        SOURCE INCOME     DIVIDENDS
COUNTRY                                PER SHARE       PER SHARE       PER SHARE
--------------------------------------------------------------------------------
Australia ..........................    $0.0005         $0.0057         $0.0050
Bermuda ............................     0.0000          0.0017          0.0017
Canada .............................     0.0018          0.0031          0.0031
Denmark ............................     0.0003          0.0005          0.0005
Finland ............................     0.0045          0.0078          0.0078
France .............................     0.0041          0.0068          0.0068
Germany ............................     0.0032          0.0066          0.0052
Hong Kong ..........................     0.0000          0.0084          0.0000
Italy ..............................     0.0018          0.0030          0.0030
Japan ..............................     0.0011          0.0040          0.0040
Netherlands ........................     0.0030          0.0051          0.0051
New Zealand ........................     0.0004          0.0013          0.0005
Norway .............................     0.0004          0.0006          0.0006
Singapore ..........................     0.0000          0.0005          0.0000
Spain ..............................     0.0036          0.0073          0.0069
Sweden .............................     0.0037          0.0072          0.0062
Switzerland ........................     0.0023          0.0038          0.0038
United Kingdom .....................     0.0012          0.0287          0.0287
                                        ---------------------------------------
TOTAL ..............................    $0.0319         $0.1021         $0.0889
                                        =======================================

--------------------------------------------------------------------------------
                                                    ADVISOR CLASS

                                                                        FOREIGN
                                      FOREIGN TAX       FOREIGN        QUALIFIED
                                         PAID        SOURCE INCOME     DIVIDENDS
COUNTRY                                PER SHARE       PER SHARE       PER SHARE
--------------------------------------------------------------------------------
Australia ..........................    $0.0005         $0.0130         $0.0114
Bermuda ............................     0.0000          0.0039          0.0039
Canada .............................     0.0018          0.0070          0.0070
Denmark ............................     0.0003          0.0011          0.0011
Finland ............................     0.0045          0.0178          0.0178
France .............................     0.0041          0.0157          0.0156
Germany ............................     0.0032          0.0152          0.0120
Hong Kong ..........................     0.0000          0.0194          0.0000
Italy ..............................     0.0018          0.0069          0.0069
Japan ..............................     0.0011          0.0092          0.0092
Netherlands ........................     0.0030          0.0117          0.0117
New Zealand ........................     0.0004          0.0029          0.0011
Norway .............................     0.0004          0.0014          0.0014
Singapore ..........................     0.0000          0.0012          0.0000
Spain ..............................     0.0036          0.0167          0.0158
Sweden .............................     0.0037          0.0166          0.0143
Switzerland ........................     0.0023          0.0088          0.0088
United Kingdom .....................     0.0012          0.0658          0.0658
                                        ---------------------------------------
TOTAL ..............................    $0.0319         $0.2343         $0.2038
                                        =======================================


34 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON INTERNATIONAL (EX EM) FUND

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you have foreign source qualified dividends, you may be required to make certain adjustments to those amounts before taking them into account on line 1 of Form 1116. However, you may qualify for an adjustment exception. Please see the instructions to Form 1116 for more information.

In January 2006, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2005. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2005 individual income tax returns.


                                                              Annual Report | 35

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND COMPLEX
                                                        LENGTH OF              OVERSEEN BY
NAME, AGE AND ADDRESS                POSITION           TIME SERVED            BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (72)                Trustee            Since 1994             143                Director, Bar-S Foods (meat
500 East Broward Blvd.                                                                            packing company).
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (60)               Trustee            Since 2001             20                 None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Limited; Director, Provo Power Company
Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
(1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (72)             Trustee            Since 1994             144                None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (53)                Trustee            Since 1996             97                 Director, Amerada Hess
500 East Broward Blvd.                                                                            Corporation (exploration and
Suite 2100                                                                                        refining of oil and gas), H.J.
Fort Lauderdale, FL 33394-3091                                                                    Heinz Company (processed foods
                                                                                                  and allied products), RTI
                                                                                                  International Metals, Inc. (manu-
                                                                                                  facture and distribution of
                                                                                                  titanium), Canadian National
                                                                                                  Railway (railroad) and White
                                                                                                  Mountains Insurance Group, Ltd.
                                                                                                  (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


36 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND COMPLEX
                                                        LENGTH OF              OVERSEEN BY
NAME, AGE AND ADDRESS                POSITION           TIME SERVED            BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (77)               Trustee            Since 1994             143                Director, Martek Biosciences
500 East Broward Blvd.                                                                            Corporation, MedImmune, Inc.
Suite 2100                                                                                        (biotechnology), and Overstock.com
Fort Lauderdale, FL 33394-3091                                                                    (Internet services); and FORMERLY,
                                                                                                  Director, MCI Communication
                                                                                                  Corporation (subsequently known as
                                                                                                  MCI WorldCom, Inc. and WorldCom,
                                                                                                  Inc.) (communications services)
                                                                                                  (1988-2002), White Mountains
                                                                                                  Insurance Group, Ltd. (holding
                                                                                                  company) (1987-2004) and
                                                                                                  Spacehab, Inc. (aerospace
                                                                                                  services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (76)                Trustee            Since 1994             27                 None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and
Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light (1965-1969);
and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (72)                  Trustee            Since 2003             20                 Director, White Mountains
500 East Broward Blvd.                                                                            Insurance Group, Ltd. (holding
Suite 2100                                                                                        company), Amerada Hess
Fort Lauderdale, FL 33394-3091                                                                    Corporation (exploration and
                                                                                                  refining of oil and gas) and
                                                                                                  Sentient Jet (private jet serv-
                                                                                                  ice); and FORMERLY, Director,
                                                                                                  Becton Dickinson and Company
                                                                                                  (medical technology), Cooper
                                                                                                  Industries, Inc. (electrical
                                                                                                  products and tools and hardware),
                                                                                                  Health Net Inc. (formerly,
                                                                                                  Foundation Health) (integrated
                                                                                                  managed care), The Hertz
                                                                                                  Corporation, Pacific Southwest
                                                                                                  Airlines, The RCA Corporation,
                                                                                                  Unicom (formerly, Commonwealth
                                                                                                  Edison) and UAL Corporation
                                                                                                  (airlines).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977- 1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 37

------------------------------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND COMPLEX
                                                        LENGTH OF              OVERSEEN BY
NAME, AGE AND ADDRESS                POSITION           TIME SERVED            BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS (51)    Trustee             Since 2001            20                 None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (75)             Trustee            Since 1994             17                 Director, Amerada Hess
500 East Broward Blvd.                                                                            Corporation (exploration and
Suite 2100                                                                                        refining of oil and gas), Total
Fort Lauderdale, FL 33394-3091                                                                    Logistics, Inc. (formerly C2,
                                                                                                  Inc.) (operating and investment
                                                                                                  business) and Weatherford
                                                                                                  International, Ltd. (oilfield
                                                                                                  products and servicing)
                                                                                                  (2004-present); and FORMERLY,
                                                                                                  Director, H.J. Heinz Company
                                                                                                  (processed foods and allied prod-
                                                                                                  ucts)(1987-1988; 1993-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin Templeton
Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby Emerging Markets
Investments LDC (until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co., Inc. (investment banking) (until 1988); and U.S.
Senator, New Jersey (April 1982- December 1982).
------------------------------------------------------------------------------------------------------------------------------------
**MARTIN L. FLANAGAN (44)            Trustee and        Since 1994             5                  None
One Franklin Parkway                 Vice
San Mateo, CA 94403-1906             President
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive
Vice President, Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman,
Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (72)            Trustee,           Trustee and Vice       143                None
One Franklin Parkway                 Chairman of        President since
San Mateo, CA 94403-1906             the Board and      1994 and
                                     Vice President     Chairman of the
                                                        Board since 1995
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


38 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND COMPLEX
                                                        LENGTH OF              OVERSEEN BY
NAME, AGE AND ADDRESS                POSITION           TIME SERVED            BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (60)                 Vice President     Since 1996             Not Applicable     Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (52)                  Chief              Since July 2004        Not Applicable     Not Applicable
One Franklin Parkway                 Compliance
San Mateo, CA 94403-1906             Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (41)              President and      President since        Not Applicable     Not Applicable
PO Box N-7759                        Chief              2001
Lyford Cay, Nassau, Bahamas          Executive          and Chief
                                     Officer -          Executive Officer -
                                     Investment         Investment
                                     Management         Management
                                                        since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Investment Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)                Senior Vice        Since 2002             Not Applicable     Not Applicable
500 East Broward Blvd.               President and
Suite 2100 Fort Lauderdale, FL       Chief
33394-3091                           Executive
                                     Officer -
                                     Finance and
                                     Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (58)                   Vice President     Since 2000             Not Applicable     Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 39

------------------------------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND COMPLEX
                                                        LENGTH OF              OVERSEEN BY
NAME, AGE AND ADDRESS                POSITION           TIME SERVED            BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)                Vice President      Since 2000            Not Applicable     Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (64)          Vice President     Since 1994             Not Applicable     Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (64)                     Vice President     Since 1994             Not Applicable     Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 35 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (68)               Vice President     Since 2002             Not Applicable     Not Applicable
600 Fifth Avenue                     -AML
Rockefeller Center                   Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc.
and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (44)              Secretary          Since December         Not Applicable     Not Applicable
500 East Broward Blvd.                                  2004
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel and Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton
Investment Counsel, LLC and Fiduciary Trust International of the South; officer of 15 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Assistant General Counsel, The Prudential Insurance Company of America (1997-2001).
------------------------------------------------------------------------------------------------------------------------------------


40 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                               IN FUND COMPLEX
                                                        LENGTH OF              OVERSEEN BY
NAME, AGE AND ADDRESS                POSITION           TIME SERVED            BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (48)               Treasurer          Since October          Not Applicable     Not Applicable
500 East Broward Blvd.                                  2004
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 15 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)               Vice President     Since 2000             Not Applicable     Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (53)                    Chief Financial    Since 2004             Not Applicable     Not Applicable
500 East Broward Blvd.               Officer and
Suite 2100                           Chief
Fort Lauderdale, FL 33394-3091       Accounting
                                     Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Martin Flanagan's is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of Resources. Nicholas F. Brady is considered to be an interested person of the Trust under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE INCEPTION AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003, CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY CHAIRMAN FROM 1980-2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD., AND A FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 41

TEMPLETON GLOBAL INVESTMENT TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held March 1, 2005, the Board of Trustees (the "Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contracts for the two separate funds within the Templeton Global Investment Trust (the "Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis utilizing expense allocation methodologies deemed reasonable by the Fund's independent accountants. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report were a memorandum prepared by management describing enhancements to the services provided to the funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory contracts for the Funds were approved at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board


42 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had been favorably reported on in discussions with the Fund's outside accountants and had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such services conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper Reports furnished for the contract renewals. The Lipper report prepared for Templeton International (Ex EM) Fund showed its Class A share investment performance in comparison within its Lipper selected universe which consisted of all retail and institutional international multi-cap core funds. The report for this Fund showed comparative performance during 2004 and the previous five years on an annualized basis.

The Lipper report showed that the Templeton International (Ex EM) Fund's total return during 2004 was in the upper half of the performance universe. On an annualized basis, the Lipper report further showed that this Fund's total return was in the second highest quintile of such universe for the previous three year period, and in the first or highest quintile during the previous five year period. The Board was satisfied with the performance of this Fund.


                                                              Annual Report | 43

TEMPLETON GLOBAL INVESTMENT TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with its expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups which would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper expense group for the Templeton International (Ex EM) Fund consisted of twelve other retail front-end load international multi-cap core funds in the same size category for this Fund as selected by Lipper. Such report showed that this Fund's effective management fee rate was in the first or least expensive quintile of its Expense Group and that its actual total expenses were also in the first quintile excluding 12b-1 fees and in the second quintile including 12b-1 fees. While realizing that other factors such as the Manager's profitability and economies of scale bear on the reasonableness of fees, the Board was satisfied with the management fees and total expenses of this Fund in comparison to its expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that such methodology was subject to review and testing by the Fund's outside accountants every other year. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for pur-


44 | Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

poses of determining profitability. Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its Management contract with each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The Templeton International (Ex EM) Fund's management advisory fee schedule is at the rate of 0.75% on the first $1 billion of fund net assets; 0.73% on the next $4 billion; and declines incrementally thereafter until being reduced to a fixed rate of 0.65% on net assets in excess of $20 billion. This Fund is also charged a separate fee for administrative services which starts at 0.15% on the first $200 million of the Fund's net assets and declines to 0.135% on the next $500 million of assets and declines through further breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. The net assets of the Templeton International (Ex EM) Fund were approximately $70 million at the end of 2004. While intending to monitor future growth in Fund assets, the Board believed that these schedules of management advisory and administrative fees provide for a sharing of benefits with this Fund and its shareholders to the extent that economies of scale are realized by the Manager and its affiliates.


                                                              Annual Report | 45

TEMPLETON GLOBAL INVESTMENT TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


46 | Annual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4,5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(6) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7)   Portfolio of insured municipal securities.

(8) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(9) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/05

                                                   Not part of the annual report

     [LOGO](R)                          One Franklin Parkway
FRANKLIN TEMPLETON                      San Mateo, CA 94403-1906
    INVESTMENTS

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON INTERNATIONAL
(EX EM) FUND

INVESTMENT MANAGER

Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

419 A2005 05/05

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND



[FRONT COVER]

ANNUAL REPORT 03/31/2005

TEMPLETON GLOBAL INVESTMENT TRUST

Franklin Templeton Non-U.S. Dynamic Core Equity Fund

[Franklin Templeton Institutional logo with sub-brands]

CONTENTS

ANNUAL REPORT

Franklin Templeton Non-U.S. Dynamic Core Equity Fund......................X
Performance Summary.......................................................X
Your Fund's Expenses......................................................X
Financial Highlights and Statement of Investments.........................X
Financial Statements......................................................X
Notes to Financial Statements.............................................X
Report of Independent Registered Public Accounting Firm...................X
Tax Designation...........................................................X
Board Members and Officers................................................X
Shareholder Information...................................................X




[Bottom of page in box: NOT FDIC INSURED/MAY LOSE VALUE/NO BANK GUARANTEE]

Annual Report

ANNUAL REPORT

Franklin Templeton Non-U.S. Dynamic Core Equity Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: The Fund's investment goal is long-term capital appreciation. The Fund invests primarily in the equity securities of companies located outside the United States, including emerging markets. Under normal market conditions, the Fund will invest at least 80% of its net assets in foreign (non-U.S.) equity securities.

This report contains new information about the Board of Trustee's approval of the Fund's investment advisory contract in the past six months. It is designed to give you an understanding of several factors considered before the Board approved its contract with the Investment Advisor. The disclosure is in the "Shareholder Information" section beginning on page 16.

We are pleased to bring you the Templeton Global Investment Trust (TGIT) Franklin Templeton Non-U.S. Dynamic Core Equity Fund (the "Fund") annual report covering the 12-month period ended March 31, 2005.

PERFORMANCE  OVERVIEW
The Fund posted a 16.24% cumulative total return for the year ended March 31, 2005. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index/1/,/2/, which returned 15.49% during the same period. Value-oriented equities outperformed growth oriented equities for the period as the MSCI EAFE Value Index/2/,/3/ rose 19.90% versus an 11.06% gain in the MSCI EAFE Growth Index/2/,/4/.

-------------------------------------------------------------------------------
Performance data quoted represent past performance, which does not guarantee future results. Investment returns and principal value will fluctuate and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please call a Franklin Templeton Institutional Services representative at 1-800/321-8563 for most recent month-end performance.
-------------------------------------------------------------------------------


----------------------------------------
1 Source: Morgan Stanley Capital International (MSCI). Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global developed markets, excluding the United States and Canada. It includes reinvested dividends.

2 Source: Morgan Stanley Capital International (MSCI). All MSCI data is provided "as is." The fund described herein is not sponsored or endorsed by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability or any kind in connection with the MSCI data or the fund described herein. Copying or distributing the MSCI data is strictly prohibited.

3 Source: Morgan Stanley Capital International (MSCI). The MSCI EAFE Value Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of value-oriented equity securities from global developed markets, excluding the United States and Canada. The index is constructed based on a two-dimensional framework for style segmentation utilizing eight valuation attributes and is designed to divide 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index into each a value and a growth index. It includes reinvested dividends.

4 Source: Morgan Stanley Capital International (MSCI). The MSCI EAFE Growth Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of growth-oriented equity securities from global developed markets, excluding the United States and Canada. The index is constructed based on a two-dimensional framework for style segmentation utilizing eight valuation attributes and is designed to divide 50% of the free float-adjusted market capitalization of the underlying MSCI EAFE Index into each a value and a growth index. It includes reinvested dividends.


The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI).

ECONOMIC AND MARKET OVERVIEW

The global economic recovery remained firm throughout the past year. In 2004 U.S. gross domestic product (GDP) grew 4.4% and China's rose 9.5%./5 GDP also expanded in the U.S (3.0%), Canada (2.8%), Japan (2.6%) and the 12-nation euro zone (2.1%)./6 Although golbal inflation remained subdued and interest rates were still considered low on a historical basis, commodity prices and interest rtes have trended higher for some time and may have contributed to the slower pace of global growth in the first quarter of 2005.

Commodity prices rose 10% in the first quarter of 2004 after posting gains of 9% in 2003 and 11% in 2004./7 Prices for some commodities, notably oil and iron ore, rose faster as certain leading producers of the essential mineral to fabricate steel announced contracts that will set prices 71.5% higher./8 Oil prices increased to $55 a barrel this past October, a nominal high for oil and an increase of almost 90% from a year earlier./9 In a volatile market, oil prices hit another high in March, before returning to $55 as of period-end./9

In June 2004, the U.S. Federal Reserve Board (Fed) began raising the federal funds target rate from its multi-decade low of 1.00%. After seven quarter-point increments the rate stood at 2.75% as of March 31, 2005, the end of this reporting period. Although this level is still low historically, the Fed implied that future increases might be steeper if so warranted by inflation, which had a dampening effect on the world's equity markets.

INVESTMENT STRATEGY
The Fund invests primarily in equity securities of foreign companies located outside of the United States, including emerging markets. The Fund actively allocates between growth and value strategies based upon a proprietary style allocation model. Up to 75% of the portfolio may be allocated to one of the style strategies. The value manager focuses on "bottom-up" valuation analysis of the equity securities, while the growth manager utilizes both a "bottom-up" approach as well as a "top-down" evaluation of equity market sectors.

MANAGER'S DISCUSSION
Currency exposures were an important driver of the Fund's performance for the reproting period. Thedcline in the U.S. dollar benefited U.S.-based fund investors as foreign assets appreciated in U.S. dollar terms.

The style allocation model has been favoring value over growth for the past 12e months. As a result, the portfolio has maintained a balanced target allocation of 60% value and 40% growth between the two strategies. The Fund's overweighting on value has benefited performance, as value investing outperformed growth. Over the past 12 months, the MSCI EAFE Value Index returned 19.9% in U.S. dollar terms, versus only 11.1%for the MSCI EAFE Growth Index. /2,3,4

The Fund benefited from the diversification within the value portion, deriving positive returns in all major sectors except information technology (IT), which performed poorly in the broader market. However, stock selection within the IT sector mitigated the effect on performance on a relative basis versus the MSCI EAFE Index. As with any sector, this slection resulted from Templeton's bottom-up process, as opposed to top-down decision making.

In absolute terms, the biggest contributors to returns in the value portion of the Fund were the financials, industrials, and materials sectors. The financial performance of these sectors appears to have benefited from low interest rates and the global economic recovery, as well as a stron commodity price environment. Relative to the MSCI EAFE Index, the value portion of the Fund



-----------------------------
5 Source: National Bureau of Statistics of China.

6 Source: Office of National Statistics (U.K.); Statistics Canada; Economic and Social Research Institue (Jpana); Eurostat.

7 Source: Commodity Research Bureau. The CRB Index is an unweighted geometric average of 17 commodity price levels commonly used to gauge the effects of inflation.

8 Source: New York Times, "World Business Briefing," 3/1/05.

9 Source: Bloomberg Energy/Commodity Service.

9 Source: Bloomberg Energy/Commodity Service.

maintained an underweight position in financials (20% versus 27%)./1 However, several of the Fund's holdings produced very strong returns and this mitigated the effect of being underweight in a strongly performing sector.

The realtive performance of the growth portion of the Fund's portfolio was driven by stock selection, particularly in the financials, consumer, and information technology sectors. Within the financial sector the majority of out-performance came from mid-size banks in countries including Ireland, Austria, and Mexico. Many of the mid-size banks not in the index and have been benefiting from exposure to the developing markets, including Eastern Europe and Mexico, which have been growing in excess of many of the developed markets.

In the growth portion of the Fund, stock selection in industrials detracted from performance, stemming primarily from holdings in Japan and Europe. The Fund held an overweighted position in industrial stocks during 2004 and those stocks performed poorly. We decreased our positions in this sector NEAR the end of 2004.

Sector allocation for the growth portion of the portfolio detracted for the period, as the growth orientation resulted in an overweighted position relative to the MSCI EAFE.

In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2005, the U.S. dollare declined in value relative to most non-U.S. currencies. On average, during the period, the Fund's portfolio was invested predominantly in securities with non-U.S. currency exposure, which resulted in a positive effect on Fund performance. However, one cannont expect the same result in future periods.

CONCLUSION
We thank you for your continued participation and look forward to serving your investment needs.

Sincerely,

Gary Motyl, CFA

Colleen Barbeau

John P. Remmert

Canyon Chan, CFA

Portfolio Management Team
Franklin Templeton Non-U.S. Core Dynamic Equity Fund


THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGY AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGERS MAKE NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

GEOGRAPHIC DISTRIBUTION
Franklin Templeton Non-U.S. Dynamic Core Equity Fund
As a Percentage of Total Net Assets
As of 3/31/05


Europe                                            62.6%
Asia                                              20.3%
North America                                      4.1%
Australia & New Zealand                            3.0%
Latin America                                      2.1%
Middle East & Africa                               1.9%
Short-term Investments and Other Net Assets        6.0%



TOP 10 HOLDINGS
Franklin Templeton Non-U.S. Dynamic Core Equity Fund
As of 3/31/05

Atlas Copco AB, A                                  2.3%
Deutsche Post AG                                   1.8%
Samsung Electronics Co. Ltd., GDR 144A             1.8%
Michelin SA, B                                     1.8%
Telefonica SA                                      1.7%
Celesio AG                                         1.7%
Encana Corp.                                       1.6%
ING Groep NV                                       1.4%
BASF AG                                            1.4%
Riunione Adriatica de Sicurta SpA                  1.4%


PORTFOLIO BREAKDOWN
Based on Total Net Assets as 3/31/05

Equity                                            94.0%
Short-Term Investments & Other Net Assets          6.0%


SECTOR DIVERSIFICATION
Based on Total Net Assets as of 3/31/05

Financials                                        23.2%
Consumer Discretionary                            11.5%
Industrials                                       10.3%
Materials                                          9.5%
Telecommunications Services                        9.3%
Health Care                                        8.0%
Energy                                             7.6%
Information Technology                             7.3%
Consumer Staples                                   3.8%
Utilities                                          3.5%
Short-Term Investments & Other Net Assets          6.0%




PERFORMANCE SUMMARY as of 3/31/05

Your dividend income will vary depending on the dividends or interest paid by the securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PERFORMANCE/1

-------------------------------------------------------------------------------
                                                   ANNUALIZED      CUMULATIVE
                                                     SINCE           SINCE
                                                   INCEPTION/2     INCEPTION/3
                                        1 YEAR     (4/1/03)         (4/1/03)
--------------------------------------------------------------------------------
Franklin Templeton Non-U.S.
 Dynamic Core Equity Fund              16.24%       31.27%           72.25%
--------------------------------------------------------------------------------
MSCI EAFE Index/4                      15.49%       34.55%           80.97%
--------------------------------------------------------------------------------
Value of $10,000 investment/5        $14,818         N/A           $17,225
-------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSITUTIONAL SERVICES REPRESENTAIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.


ENDNOTES

1. Franklin Templeton Alternative Strategies, Inc., manager, and Franklin Templeton Services, LLC, administrator, have agreed in advance to waive or limit their respective fees and to assume as their own expenes certain expenses otherwise payable by the Fund. If the manager and adminisstrator had not taken this action, the Fund's total return would have been lower. The greement will be in place until 8/01/05; the manager adn administrator may end this agreement at any time.

2. Annualized return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

3. Cumulative total return represents the change in value of an investment over the periods indicated and does not includes any sales charge.

4. Source: Morgan Stanley Capital International (MSCI). Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance in the global developed markets, excluding the United States and Canada. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. All MSCI data is provided "as is." The fund described herein is not sponsored or endorsed by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability or any kind in connection with the MSCI data or the fund described herein. Copying or distributing the MSCI data is strictly prohibited.

5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the perids indicated and include any current, applicable, maximum sales charge.


FRANKLIN TEMPLETON INVESTMENTS PERFORMANCE SUMMARY

INCEPTION               5,000,000.00
APR-03                  5,410,000.00
MAY-03                  5,715,000.00
JUN-03                  5,795,000.00
JUL-03                  5,955,000.00
AUG-03                  6,095,000.00
SEP-03                  6,160,000.00
OCT-03                  6,540,000.00
NOV-03                  6,695,000.00
DEC-03                  7,173,085.71
JAN-04                  7,316,649.97
FEB-04                  7,485,850.70
MAR-04                  7,408,941.28

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and
- Ongoing Fund costs, including management fees, distribution and services (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses. You can estimated the expenses you paid during the period by following these steps.

OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:
1. Divide your account value by $1,000.
IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600/$1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 - $64.50.
In this illustration, the estimated expenses paid this period were $64.50.


HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS
Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.


-----------------------------------------------------------------------------
                             BEGINNING       ENDING
                              ACCOUNT       ACCOUNT       EXPENSE PAID
                               VALUE         VALUE        DURING PERIOD*
                              10/31/04      3/31/05      10/31/04-03/31/05
-----------------------------------------------------------------------------
Actual                       $1,000.00      $1,159.30       $4.85
-----------------------------------------------------------------------------
Hypothetical (5% return
  before expenses)           $1,000.00      $1,020.44       $4.53
-----------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio of 0.90%, net of expense waiver, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND

                                                     YEAR ENDED MARCH 31,
                                                     2005         2004/C/
                                                 --------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year                  $ 14.45     $ 10.00
                                                 -------------------------
Income from investment operations:
     Net investment income/a/                          0.23        0.16
     Net realized and unrealized gains (losses)        1.99        4.63
                                                 -------------------------
Total from investment operations                       2.22        4.79
                                                 -------------------------
Less distributions from:
     Net investment income                            (0.23)      (0.24)
     Net realized gains                               (1.09)      (0.10)
                                                 -------------------------
Total distributions                                   (1.32)      (0.34)
                                                 -------------------------
Net asset value, end of year                        $ 15.35     $ 14.45
                                                 =========================
Total return/b/                                       16.24%      48.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                     $ 3,070     $ 2,890
Ratios to average net assets:
   Expenses                                            2.64%       4.48%/d
   Expenses net of waiver and payments by affiliate    0.90%       0.89%/d
   Net investment income                               1.56%       1.26%/d
Portfolio turnover rate                               30.65%      31.72%



a Based on average daily shares outstanding.
b Total return is not annualized for periods less than one year.
c For the period April 1, 2003 (commencement of operations) to March 31, 2004. d Annualized.


                       See notes to financial statements.

Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2005


FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND       INDUSTRY                         SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS  94.0%
  AUSTRALIA 3.0%
  AMP Ltd.                                                 Insurance                         3,230     $      17,665
  Qantas Airways Ltd.                                        Airlines                        6,310            17,303
  QBE Insurance Group Ltd.                                 Insurance                         1,000            11,502
  Sonic Healthcare Ltd.                           Health Care Providers & Services           1,500            13,962
  St. George Bank Ltd.                                    Diversified Banks                  1,100            20,818
  Woodside Petroleum Ltd.                                  Oil & Gas                           500             9,385
                                                                                                        ----------------
                                                                                                              90,635
                                                                                                        ----------------

  AUSTRIA 0.7%
  Erste Bank der Oester Sparkassen AG                    Diversified Banks                     400            20,922
                                                                                                        ----------------

  BERMUDA 1.0%
  ACE Ltd.                                                  Insurance                          770            31,778
                                                                                                        ----------------

  BRAZIL 0.5%
  Companhia Siderurgica Nacional CSN, ADR                 Metals & Mining                      600            14,460
                                                                                                        ----------------

  CANADA 3.1%
  Alcan Inc.                                                Metals & Mining                    380            14,453
  BCE Inc.                                         Diversified Telecommunicaton Services     1,220            30,514
  Encana Corp.                                               Oil & Gas                         700            49,445
                                                                                                        ----------------
                                                                                                              94,412
                                                                                                        ----------------

  CHINA 1.3%
  China Mobile (Hong Kong) Ltd.                    Wireless Telecommunication Services      8,500             27,790
  Huaneng Power International Inc., H                      Electric Utilities              18,000             13,155
                                                                                                        ----------------
                                                                                                              40,945
                                                                                                        ----------------

  DENMARK 0.5%
  TDC AS                                          Diversified Telecommunication Services      170              7,165
a Vestas Wind Systems AS                                   Electrical Equipment               410              5,920
a Vestas Wind Systems AS, 144A                             Electrical Equipment               136              1,964
                                                                                                        ----------------
                                                                                                              15,049
                                                                                                        ----------------

  FINLAND 1.3%
  Stora Enso OYJ, R                                     Paper & Forest Products             2,860             40,188
                                                                                                        ----------------

  FRANCE 6.2%
  Accor SA                                             Hotel Restaurants & Leisure            170              8,321
  AXA SA                                                     Insurance                        769             20,485
  Dassault Systemes SA                                        Software                        350             16,515
  Essilor International SA                        Health Care Equipment & Supplies            200             14,454
  Michelin SA, B                                         Auto Components                      820             53,892
  Sanofi-Aventis                                           Pharmaceuticals                    432             36,428
  Suez SA                                        Multi-Utilities & Unregulated Power        1,450             39,021
                                                                                                        ----------------
                                                                                                             189,116
                                                                                                        ----------------

  GERMANY 8.8%
  BASF AG                                                    Chemicals                        610             43,214
  Bayer AG, Br.                                              Chemicals                        690             22,808
  Celesio AG                                      Health Care Providers & Services            630             51,287
  Deutsche Post AG                                   Air Freight & Logistics                2,270             55,262


Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2005 (continued)


FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND       INDUSTRY                        SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  GERMANY (CONT.)
  E.ON AG                                                 Electric Utilities                  320       $     27,419
  Puma AG                                         Textiles Apparel & Luxury Goods             100             24,945
  SAP AG                                                     Software                          70             11,234
  Siemens AG                                           Industrial Conglomerates               100              7,890
  Volkswagan AG                                             Automobiles                       580             27,608
                                                                                                        ----------------
                                                                                                             271,667
                                                                                                        ----------------
  HONG KONG 3.2%
  Esprit Holdings                                         Specialty Retail                  5,000             34,137
  Sun Hung Kai Properties Ltd.                              Real Estate                     3,000             27,213
  Swire Pacific Ltd., A                                     Real Estate                     2,214             17,529
  Television Broadcasts Ltd.                                   Media                        2,000             10,078
  Wharf Holdings Ltd.                                       Real Estate                     3,000              9,481
                                                                                                        ----------------
                                                                                                              98,438
                                                                                                        ----------------

  IRISH REPUBLIC 0.8%
  Anglo Irish Bank Corp. PLC                               Commercial Banks                 1,000             25,044
                                                                                                        ----------------

  ISRAEL 1.9%
a Check Point Software Technologies Ltd.                     Software                       1,550             33,697
  Teva Pharmaceutical Industries Ltd., ADR                Pharmaceuticals                     800             24,800
                                                                                                        ----------------
                                                                                                              58,497
                                                                                                        ----------------

  ITALY 5.2%
  Arnoldo Mondadori Editore SpA                               Media                         1,400             14,954
  Eni SpA                                                  Oil & Gas                          980             25,445
  Luxottica Group SpA ADA                           Textiles Apparel & Luxury Goods           700             14,280
  Mediaset SpA                                               Media                          2,000             28,778
  Riunione Adriatica di Sicurta SpA                         Insurance                       1,800             42,350
  Saipem SpA                                        Energy Equipment & Services             2,600             32,962
                                                                                                        ----------------
                                                                                                             158,769
                                                                                                        ----------------
  JAPAN 10.2%
  Acom Co. Ltd.                                         Consumer Finance                      200             13,522
  Aiful Corp.                                           Consumer Finance                      200             16,003
a Aiful Corp.                                           Consumer Finance                      100              7,834
  Asahi Glass Co. Ltd.                                  Building Products                   2,500             26,345
  East Japan Railway Co.                                   Road & Rail                          6             32,230
  Fast Retailing Co. Ltd.                                Specialty Retail                     400             24,210
  Fujitsu Ltd.                                        Computers & Peripherals               2,000             12,011
  KAO Corp.                                            Household Products                     600             13,793
  Mabuchi Motor Co. Ltd.                       Electronic Equipment & Instruments             100              6,006
  Mitsui Fudosan Co. Ltd.                                  Real Estate                      2,400             28,179
  Nintendo Co. Ltd.                                        Software                           100             10,911
  Nippon Telegraph & Telephone Corp.           Diversified Telecommunication Services           8             34,990
  Seiko Epson Corp.                                 Computers & Peripherals                   400             14,846
  Sompo Japan Insurance Inc.                                Insurance                       4,000             41,742
  Takeda Pharmaceutical Co. Ltd.                       Pharmaceuticals                        200              9,531
  Trend Micro Inc.                                          Software                          500             21,496
                                                                                                        ----------------
                                                                                                             313,649
                                                                                                        ----------------


Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2005 (continued)


FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND       INDUSTRY                       SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  MEXICO 1.6%
  America Movil SA de CV, L, ADR                 Wireless Telecommunication Services          550       $     28,380
  Grupo Financiero Banorte SA de CV, O                 Commercial Banks                     3,400             22,130
                                                                                                        ----------------
                                                                                                              50,510
                                                                                                        ----------------
  NETHERLANDS 4.8%
  Akzo Nobel NV                                            Chemicals                          840             38,351
  IHC Caland NV                                    Energy Equipment & Services                530             33,665
  ING Groep NV                                     Diversifed Financial Services            1,460             44,097
a Koninklijke Philips Electronics NV                   Household Durables                   1,080             29,750
                                                                                                        ----------------
                                                                                                             145,863
                                                                                                        ----------------

  NORWAY 1.4%
  Norske Skogindustrier ASA, A                        Paper & Forest Products               2,110             42,117
                                                                                                        ----------------

  PORTUGAL 1.1%
  Portugal Telecom SGPS SA                     Diversified Telecommunication Services       2,940             34,452
                                                                                                        ----------------

  Russia 0.6%
  Lukoil HOldings, ADR                                     Oil & Gas                          130             17,615
                                                                                                        ----------------

  Singapore 0.3%
  DBS Group Holdings Ltd.                               Commerical Banks                    1,000              9,026
                                                                                                        ----------------

  SOUTH KOREA 4.0%
  Kookmin Bank, ADR                                    Commerical Banks                       570             25,450
  KT Corp., ADR                                Diversified Telecommunication Services       1,360             28,982
  POSCO, ADR                                           Metals & Mining                        300             14,808
  Samsung Electronics Co. Ltd, GDR, 144A      Semiconductors & Semiconductor Equipment        220             54,395
                                                                                                     ----------------
                                                                                                             123,635
                                                                                                      ----------------

  SPAIN 3.5%
  Banco Santander Central Hispano SA                  Diversified Banks                     3,422             41,653
  Telefonica Moviles SA                           Wireless Telecommunication Services       1,000             11,848
  Telefonica SA                                Diversified Telecommunication Services       3,020             52,615
                                                                                                        ----------------
                                                                                                             106,116
                                                                                                        ----------------

  SWEDEN 4.1%
  Atlas Copco AB, A                                     Machinery                           1,480             70,856
  Nordea Bank AB, FDR                                   Commercial Banks                    2,820             28,532
  Securitas AB, B                                Commercial Services & Supplies               620              9,909
  Volvo AB, B                                            Machinery                            400             17,679
                                                                                                        ----------------
                                                                                                             126,976
                                                                                                        ----------------
  SWITZERLAND 4.8%
  Credit Suisse Group                                  Capital Markets                        400             17,171
  Lonza Group AG                                        Chemicals                             270             16,522
  Roche Holding AG                                     Pharmaceuticals                        100             10,717
  Swiss Reinsurance Co.                                 Insurance                             440             31,505
  Syngenta AG                                           Chemicals                             300             31,324
  Synthes Inc.                                    Health Care Equipment & Supplies            170             18,902
  UBS AG                                               Capital Markets                        250             21,109
                                                                                                        ----------------
                                                                                                             147,250
                                                                                                        ----------------

Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2005 (continued)


FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND       INDUSTRY                       SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  TAIWAN 1.3%
  Chunghwa Telecom Co Ltd., ADR                    Diverified Telecommunication Services      700       $     14,833
  Compal Electronics Inc., 144A                         Computers & Peripherals               770              3,604
  Compal Electronics Inc., GDR, Reg S                   Computers & Peripherals             1,000              4,680
  Taiwan Semiconductor Manufacturing Co. Ltd.,
     ADR                                           Semiconductor & Semiconductor Equipment  2,000             16,960
                                                                                                        ----------------
                                                                                                              40,077
                                                                                                        ----------------
  UNITED KINGDON 18.8%
  BAE Systems PLC                                      Aerospace & Defense                  6,330             31,044
  BG Group PLC                                            Oil & Gas                         1,800             13,900
  BHP Billiton PLC                                        Metals & Mining                   1,034             13,894
  BP PLC                                                  Oil & Gas                         1,980             20,525
  Cadbury Schweppes PLC                                 Food Products                       3,170             31,782
  Compass Group PLC                                 Hotel Restaurants & Leisure             3,620             16,522
  Diageo PLC                                              Beverages                         1,700             23,968
  Exel PLC                                             Air Freight & Logistics                500              8,013
  HBOS PLC                                               Commerical Banks                   1,300             20,281
  HSBC Holdings PLC                                      Commerical Banks                   1,200             19,078
  Man Group PLC                                           Capital Markets                     700             18,177
  National Grid Transco PLC                      Multi-Utilities & Unregulated Power        2,980             27,625
  Next PLC                                                Multiline Retail                    700             21,061
  Pearson PLC                                                 Media                           750              9,142
  Reckitt Benckiser PLC                                 Household Products                    750             23,841
  Rentokil Initial PLC                               Commerical Services & Supplies         4,140             12,675
  Royal Bank of Scotland Group PLC                      Diversified Banks                     750             23,869
  Shell Transport & Trading Co. PLC                       Oil & Gas                         3,520             31,599
  Shire Pharmaceuticals Group PLC                        Pharmaceuticals                    3,220             36,787
  Smith & Nephew PLC                               Health Care Equipment & Supplies         3,000             28,207
  Smiths Group PLC                                    Industrial Conglomerates              1 110             17,863
  Standard Chartered PLC                                Commerical Banks                    2,110             37,963
  Tesco PLC                                           Food & Staples Retailing              4,000             23,926
  The Sage Group PLC                                        Software                        4,500             17,115
  Vodafone Group PLC                             Wireless Telecommunication Services        5,050             13,409
  WPP Group PLC                                               Media                         1,800             20,496
  Yell Group PLC                                              Media                         1,760             15,733
                                                                                                        ----------------
                                                                                                             578,585
                                                                                                        ----------------
  TOTAL COMMON STOCKS (COST $1,934,218) 94.0%                                                              2,885,791
                                                                                                        ----------------

Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
STATEMENT OF INVESTMENTS, MARCH 31, 2005 (continued)


FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND       INDUSTRY                       SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 SHORT TERM INVESTMENTS (COST $89,921) 2.9%
b/U.S. Treasury Bills, 2.282% 04/14/05                   United States                     90,000       $     89,917
                                                                                                        --------------
  TOTAL INVESTMENTS (COST $2,024,139) 96.9%                                                                2,975,708
  OTHER ASSETS, LESS LIABILITIES 3.1%                                                                         93,954
                                                                                                        --------------
  NET ASSETS 100.0%                                                                                      $ 3,069,662
                                                                                                        --------------

PORTFOLIO ABBREVIATIONS:
ADR - American Depository Receipt
FDR - Foreign Depository Receipt
GDR - Global Depository Receipt
PLC - Public Limited Co.

a Non-income producing.
b A portion or all of the security is traded on a discount basis with no stated
  coupon rate.
c The principal amount is stated in U.S. dollars unless otherwise indicated.



                       See notes to financial statements

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2005

                                                             Franklin Templeton
                                                             Non-U.S. Dynamic
                                                             Core Equity Fund
                                                             ------------------
Assets:
  Investments in securities:
  Cost                                                          $  2,024,139
                                                                 -----------
  Value                                                            2,975,708
  Cash                                                                69,593
  Foreign currency, at value (Cost $15,372)                           16,251
  Receivables:
     Investment securities sold                                        5,404
     Dividends and interest                                           12,102
     Affiliates                                                       17,224
                                                                 -----------
      Total assets                                                 3,096,282
                                                                 ===========

Liabilities:
  Payables:
     Investment securities purchased                                   7,254
  Other liabilities                                                   19,366
                                                                 ------------
      Total liabilites                                                26,620
                                                                 -----------
       Net assets, at value                                       $3,069,662
                                                                 ============

Net assets consist of:
  Undistributed net investment income                            $     8,177
  Net unrealized appreciation (depreciation)                         952,627
  Accumulated net realized gain (loss)                               120,148
  Paid-in capital                                                  1,988,710
                                                                 -------------
       Net assets, at value                                       $3,069,662
                                                                 =============
Shares outstanding                                                    200,000
                                                                 =============
Net asset value and maximum offering price per share/a/                $15.35
                                                                 -------------






a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.



Annual Report

                       See notes to financial statements.

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED March 31, 2005

                                                             Franklin Templeton
                                                             Non-U.S. Dynamic
                                                             Core Equity Fund
                                                             ------------------

Investment Income (net of foreign taxes of $6,624):
  Dividends                                                          $  70,127
  Interest                                                               1,463
                                                                     ----------
     Total investment income                                            71,590
                                                                     ----------
Expenses:
  Management fees (Note 3)                                              21,955
  Administrative fees (Note 3)                                           5,823
  Custodian fees (Note 4)                                                  870
  Registration and filing fees                                          15,100
  Professional fees                                                     20,303
  Trustees' fees and expenses                                            8,200
  Other                                                                  4,578
                                                                     ----------
    Total expenses                                                      76,829
      Expense reduction (Note 4)                                          (348)
      Expenses waived/paid by affiliates (Note 3)                      (50,258)
                                                                     ----------
      Net Expenses                                                      26,223
                                                                     ----------
        Net investment income                                           45,367
                                                                     ----------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments                                                        284,254
    Foreign currency transactions                                            9
                                                                     ----------
        Net realized gain (loss)                                       284,263
                                                                     ----------
  Net change in unrealized appreciation (depreciation) on:
    Investments                                                        113,003
    Translation of assets and liabilities denominated
     in foreign currencies                                                 665
                                                                     ----------
        Net change in unrealized appreciation (depreciation)           113,668
                                                                     ----------
Net realized and unrealized gain (loss)                                397,931
                                                                      ---------
Net increase (decrease) in net assets resulting from operations       $443,298
                                                                      =========


Annual Report
                       See notes to financial statements.

TEMPLETON GLOBAL INVESTMENT TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED March 31, 2005 AND THE PERIOD ENDED MARCH 31, 2004


                                                             Franklin Templeton Non-U.S.
                                                              Dynamic Core Equity Fund
                                                        ------------------------------------------
                                                              2005                 2004/A/
                                                        ------------------------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income                                  $ 45,367            $  32,013
     Net realized gain (loss) from investments
       and foreign currency transactions                     284,263               86,872
     Net change in unrealized appreciation (depreciation)
        on investments and translation of assets and
        liabilities denominated in foreign currencies        113,668              838,959
                                                        ------------------------------------------
          Net increase (decrease) in net assets
            resulting from operations                        443,298              957,844

  Distributions to shareholders from:
     Net investment income                                   (45,920)            (47,260)
     Net realized gains                                     (217,380)            (20,920)
                                                        ------------------------------------------
  Total distributions to shareholders                       (263,300)            (68,180)

  Capital share transactions (Note 2)                             --           2,000,000
                                                        ------------------------------------------
          Net increase (decrease) in net assets              179,998           2,889,664

Net assets:
  Beginning of year                                        2,889,664                --
                                                        ------------------------------------------
  End of year                                             $3,069,662         $2,889,664
                                                        ==========================================
Undistributed net investment income included in
net assets:
  End of year                                             $    8,177         $    8,162
                                                        ==========================================


a For the period April 1, 2003 (commencement of operations) to March 31, 2004.



Annual Report
                       See notes to financial statements.

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Non-U.S. Dynamic Core Equity Fund (the Fund) is a separate, diversified series of Templeton Global Investment Trust (the Trust), consisting of two separate series. The Trust is an open-end investment company registered under the Investment Company Act of 1940. The financial statement of the remaining fund in the Trust are presented separately. The Fund was incorporated and commenced operations on April 1, 2003. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for there is no reported sale are valued within the range of the most recent quoted bid and asked prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

U.S. Government securities, generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses items denominated in foreign currencies are




Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

b. Foreign Currency Translation (continued)

translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.


Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital. There were no redemption fees for the year.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Fund against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2005, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                          YEAR ENDED MARCH 31,
                                    2005                  2004/a/
                            ---------------------------------------------
                             SHARES    AMOUNT      SHARES       AMOUNT
                            ---------------------------------------------
Shares sold                     --        --       200,000    $2,000,000
                            ---------------------------------------------
Net increase (decrease)         --        --       200,000    $2,000,000
                            ---------------------------------------------

a For the period April 1, 2003 (commencement of operations) to March 31, 2004.

Franklin Advisers, Inc. (an affiliate of the Fund's investment manager) is the record owner of 100% of the Fund's outstanding shares as of March 31, 2005.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:


Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)



SUBSIDIARY                                                                      AFFILIATION
--------------------------------------------------------------------------------------------------------
Franklin Templeton Alternative Strategies, Inc. (Alternative Strategies)        Investment manager
Franklin Templeton Services LLC (FT Services)                                   Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                            Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)                    Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Alternative Strategies based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.75%           Up to and including $1 billion
        0.73%           Over $1 billion, up to and including $5 billion
        0.71%           Over $5 billion, up to and including $10 billion
        0.69%           Over $10 billion, up to and including $15 billion
        0.67%           Over $15 billion, up to and including $20 billion
        0.65%           Over $20 billion

Prior to May 1, 2004, the Fund paid fees to Alternative Strategies of 0.80% per year of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the Fund's average daily net assets.

C. VOLUNTARY WAIVER AND EXPENSE REIMBRUSEMENTS

Alternative Strategies and FT Services have agreed in advance to voluntarily waive management and administrative fees, respectively, and to assume payment of other expenses certain expenses through August 1, 2005, as noted in the Statements of Operations.


4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of univested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and amortization of organizational costs, and offering costs.

Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND


5. INCOME TAXES (CONT.)

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales, passive foreign investments company shares and foreign currency transactions.

The tax character of distributions paid during the years ended March 31, 2005 and 2004, was as follows:

                                       2005         2004
                                  =========================
    Distributions paid from:
      Ordinary income              $ 164,120     $ 68,180
      Long term capital gain          99,180        ----
                                   ------------------------
                                   $ 263,300     $  68,180
                                   ========================

At March 31, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

    Cost of investments                                    $2,025,831
                                                           ==========
    Unrealized appreciation                                $  959,262
    Unrealized depreciation                                    (9,385)
                                                           ----------
    Net unrealized appreciation (depreciation)             $  949,877
                                                           ==========

    Undistributed ordinary income                          $   19,364
    Undistributed long term capital gains                     111,422
                                                           ----------
    Distributable earnings                                 $  130,786
                                                           ==========

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended March 31, 2005, aggregated $856,311 and $1,185,663, respectively.

7. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").


Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND


7. REGULATORY MATTERS (CONT.)

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Fund did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Fund(s), in addition to the Company and other funds,and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the Trust/Fund(s) and other funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the


Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND

7. REGULATORY MATTERS (CONT.)

OTHER LEGAL PROCEEDINGS (CONTINUED)
Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.








Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Non-U.S. Dynamic Core Equity Fund (a separate portfolio of Templeton Global Investment Trust, hereafter referred to as the "Fund") at March 31, 2005, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 10, 2005





Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
TAX DESIGNATION (UNAUDITED)

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby designates $210,602 as capital gain dividend for the fiscal year ended March 31, 2005.

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $72,935 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2005. In January 2006, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2005. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2005, more than 50% of the Franklin Templeton Non-U.S. Dynamic Core Equity Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the tables below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to
Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on May 12, 2005, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the Fund shareholders of record.


                                      FOREIGN       FOREIGN     FOREIGN
                                        TAX         SOURCE      QUALIFIED
                                        PAID        INCOME      DIVIDENDS
  COUNTRY                             PER SHARE    PER SHARE    PER SHARE
------------------------------------------------------------------------------
  Australia.......................    $0.0002     $0.0145        $0.0145
  Austria ........................     0.0001      0.0007         0.0007
  Bermuda.........................     0.0000      0.0027         0.0027
  Canada..........................     0.0013      0.0071         0.0071
  China ..........................     0.0000      0.0018         0.0015
  Denmark ........................     0.0003      0.0016         0.0016
  Finland.........................     0.0013      0.0070         0.0070
  France..........................     0.0035      0.0196         0.0194
  Germany.........................     0.0039      0.0265         0.0265
  Hong Kong ......................     0.0000      0.0184         0.0000
  Ireland.........................     0.0000      0.0012         0.0012
  Israel..........................     0.0001      0.0005         0.0005
  Italy...........................     0.0031      0.0173         0.0173
  Japan..... .....................     0.0014      0.0154         0.0154
  Mexico .........................     0.0000      0.0017         0.0017
  Netherlands ....................     0.0028      0.0152         0.0152
  Norway..........................     0.0014      0.0076         0.0762
  Portugal........................     0.0005      0.0032         0.0032

Annual Report

TEMPLETON GLOBAL INVESTMENT TRUST
TAX DESIGNATION (UNAUDITED)(CONTINUED)

FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND


                                      FOREIGN       FOREIGN     FOREIGN
                                        TAX         SOURCE      QUALIFIED
                                        PAID        INCOME      DIVIDENDS
  COUNTRY                             PER SHARE    PER SHARE    PER SHARE
------------------------------------------------------------------------------

  Russia .........................    $0.0005     $0.0035        $0.0035
  Singapore ......................     0.0002      0.0008         0.0000
  South Korea ....................     0.0031      0.0157         0.0157
  Spain ..........................     0.0013      0.0110         0.0093
  Sweden..........................     0.0039      0.0218         0.0218
  Switzerland.....................     0.0015      0.0092         0.0087
  Taiwan .........................     0.0014      0.0045         0.0045
  United Kingdom .................     0.0013      0.0897         0.0897
                                   -------------------------------------------
  TOTAL ..........................    $0.0331     $0.3182        $0.2963
                                   -------------------------------------------

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you have foreign source qualified dividends, you may be required to make certain adjustments to those amounts before taking them into account on line 1 of Form 1116. However, you may qualify for an adjustment exception. Please see the instructions to Form 1116 for more information.

In January 2006, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2005. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2005 individual income tax returns.


Annual Report

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of U.S.-registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

----------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF
                                                                   PORTFOLIOS IN
                                                                   FUND COMPLEX
                                                LENGTH OF          OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED        BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (72)           Trustee        Since 1994              143        Director, Bar-S Foods (meat
 500 East Broward Blvd.                                                            packing company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY,  Director, RBC Holdings, Inc. (bank holding  company)  (until 2002);  and  President,  Chief  Executive  Officer and
Chairman of the Board,  General Host  Corporation  (nursery  and craft  centers)
(until 1998).
----------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS (60)          Trustee        Since 2001              20         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean
Utilities Co. Ltd.;  Director, Provo Power Company  Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic
Equipment  &  Power  Ltd. (1977-2003).
----------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (72)        Trustee        Since 1994              144        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
----------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (53)          Trustee        Since 1996              97          Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                            (exploration and refining of oil and
 Suite 2100                                                                        gas),  H.J.Heinz Company (processed
 Fort Lauderdale, FL 33394-3091                                                    foods and allied products), RTI
                                                                                   International Metals, Inc. (manufacture
                                                                                   and distribution of titanium), Canadian
                                                                                   National Railway (railroad) and White
                                                                                   Mountains Insurance Group, Ltd.
                                                                                   (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY,  Assistant to the  President of the United  States and  Secretary of the Cabinet  (1990-1993);
General  Counsel to the  United  States  Treasury  Department  (1989-1990);  and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison - United States Treasury Department (1988-1989).
----------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (77)          Trustee        Since 1994              143        Director,  Martek Biosciences
 500 East Broward Blvd.                                                            Corporation; MedImmune, Inc.
 Suite 2100                                                                        (biotechnology), and Overstock.com
 Fort Lauderdale, FL 33394-3091                                                    (Internet services); and FORMERLY,
                                                                                   Director, MCI Communication Corporation
                                                                                   subsequently known as MCI WorldCom, Inc.
                                                                                   and WorldCom, Inc.) (communications
                                                                                   services) (1988-2002), White Mountains
                                                                                   Insurance Group, Ltd. (holding company)
                                                                                   and Spacehab, Inc. (aerospace services)
                                                                                   (1994-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman,  White Mountains  Insurance Group, Ltd. (holding company);  and
FORMERLY, Chairman, White River Corporation (financial services) (1993-1998) and
Hambrecht  &  Quist  Group  (investment  banking)  (1987-1992);  and  President,
National Association of Securities Dealers, Inc. (1970-1987).
----------------------------------------------------------------------------------------------------------------------
 FRED R. MILLSAPS (76)           Trustee        Since 1994              27         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various  business and nonprofit  organizations;  manager of personal investments (1978-present);  and FORMERLY, Chairman and Chief Executive Officer,
Landmark  Banking  Corporation  (1969-1978);  Financial Vice President,  Florida
Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta
(1958-1965).
----------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (72)             Trustee        Since 2003              20         Director, White Mountains Insurance
 500 East Broward Blvd.                                                            Group, Ltd. (holding company); Amerada
 Suite 2100                                                                        Hess Corporation (exploration and
 Fort Lauderdale, FL 33394-3091                                                    refining of oil and gas) and Sentient
                                                                                   Jet (private jet services); and FORMERLY,
                                                                                   Director, Becton Dickinson and Co.
                                                                                   (medical technology); Cooper Industries,
                                                                                   Inc., (electrical products and tools
                                                                                   and hardware), Healther Net Inc.,
                                                                                   (formerly, Foundation Health)(integrated
                                                                                   managed care), The Hertz Corporation,
                                                                                   Pacific Southwest Airlines, The RCA
                                                                                   Corporation, Unicom (formerly, Common-
                                                                                   wealth Edison) and UAL Corporation
                                                                                   (airlines).


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer 1977-1999)); and FORMERLY,
Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).
----------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS    Trustee        Since 2001              20         None
 (51)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician,  Lyford Cay Hospital  (1987-present);  director of various  nonprofit
organizations;   and  FORMERLY,   Cardiology  Fellow,   University  of  Maryland
(1985-1987) and Internal  Medicine  Resident,  Greater  Baltimore Medical Center
(1982-1985).
----------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

----------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF
                                                                  PORTFOLIOS IN
                                                                  FUND COMPLEX
                                                LENGTH OF         OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED       BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------
 **NICHOLAS F. BRADY (75)        Trustee        Since 1994             17          Director, Amerada Hess Corporation
 500 East Broward Blvd.                                                            (exploration and refining of oil and
 Suite 2100                                                                        gas); Total Logistics, Inc. (formerly,
 Fort Lauderdale, FL 33394-3091                                                    C2, Inc.) (operating and investment
                                                                                   business) and Weatherford International,
                                                                                   Ltd. (oilfield products and servicing)
                                                                                   (2004-present); and FORMERLY, Director,
                                                                                   H.J. Heinz Company (processed foods and
                                                                                   allied products)(1987-1988; 1993-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Darby Overseas Investments,  Ltd., Darby Technology Ventures Group,
LLC (investment firms) and Franklin Templeton Investment Funds (1994-present);
Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby
Emerging Markets Investments LDC (until 2004) and Templeton Emerging Markets
Investment Trust PLC (until 2003); Secretary of the United States Department of the Treasury (1988-1993);  Chairman of the  Board, Dillon,  Read &  Co.,  Inc.
(investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-
December 1982).
------------------------------------------------------------------------------------------------------------------------------------
 **MARTIN L. FLANAGAN (44)       Trustee and    Since 1994             5           None
 One Franklin Parkway            Vice President
 San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources,  Inc.; Senior Vice
President and Chief Financial Officer,  Franklin Mutual Advisers, LLC; Executive
Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.;
Executive  Vice  President and Chief  Operating  Officer,  Templeton  Investment
Counsel,  LLC; President and Director,  Franklin Advisers,  Inc.; Executive Vice
President,  Franklin Templeton Investor Services,  LLC; Chief Financial Officer,
Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and
officer  and/or  director or  trustee,  as the case may be, of some of the other subsidiaries of Franklin Resources,  Inc. and of 49 of the investment  companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (72)       Trustee,       Trustee and Vice       143         None
 One Franklin Parkway            Chairman of    President since 1994
 San Mateo, CA 94403-1906        the Board and  and Chairman of the
                                 Vice President Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer,  Member - Office of the Chairman
and Director,  Franklin  Resources,  Inc.;  Vice President,  Franklin  Templeton
Distributors,  Inc.; Director,  Fiduciary Trust Company  International;  officer and/or  director  or  trustee,  as the  case  may  be,  of  some  of  the  other subsidiaries of Franklin Resources,  Inc. and of 46 of the investment  companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (60)            Vice President Since 1996             Not         Not Applicable
 One Franklin Parkway                                                  Applicable
 San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Executive Vice President,  Franklin Advisers,  Inc.; and officer and/or director or trustee,  as the case may be, of some of the other  subsidiaries  of Franklin
Resources,  Inc. and of 49 of the  investment  companies  in Franklin  Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF
                                                                       PORTFOLIOS IN
                                                                       FUND COMPLEX
                                                 LENGTH OF             OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION        TIME SERVED           BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS(52)              Chief          Since July             Not Applicable  Not Applicable
 One Franklin Parkway            Compliance     2004
 San Mateo, CA 94403-1906        Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin  Templeton  Investments;
Director, Global Compliance, Franklin Resources, Inc.; and FORMERLY, Director
of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (41)         President and   President since       Not Applicable  Not Applicable
PO Box N-7759                   Chief Executive 2001 and Chief
Lyford Cay, Nassau, Bahamas      Officer -      Executive Officer -
                                 Investment     Investment Management
                                 Management     since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director,  Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment
Officer, First Pennsylvania Investment Research (until 1989).
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (57)           Senior Vice    Since 2002             Not Applicable  Not Applicable
 500 East Broward Blvd.          President and
 Suite 2100                      Chief Executive
 Fort Lauderdale, FL 33394-3091  Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President,  Franklin Templeton Services,  LLC; Senior Vice President,  Templeton
Worldwide,  Inc.;  and  officer of 51 of the  investment  companies  in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (58)              Vice President Since 2000             Not Applicable  Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the  subsidiaries of Franklin  Resources,  Inc.;  officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
Chief Executive  Officer and Director,  Property  Resources  Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (57)           Vice President  Since 2000            Not Applicable  Not Applicable
 One Franklin Parkway
 San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary,  Franklin Resources, Inc.;
Secretary  and Senior Vice  President,  Templeton  Worldwide,  Inc.;  Secretary,
Franklin Advisers,  Inc.,  Franklin Advisory Services,  LLC, Franklin Investment
Advisory  Services,  LLC.,  Franklin Mutual Advisers,  LLC,  Franklin  Templeton
Alternative  Strategies,   Inc.,  Franklin  Templeton  Investor  Services,  LLC,
Franklin  Templeton  Services,  LLC,  Franklin  Templeton  Distributors,   Inc.,
Templeton Investment Counsel, LLC, and  Templeton/Franklin  Investment Services,
Inc.; and officer of some of the other subsidiaries of Franklin Resources,  Inc.
and of 51 of the investment  companies in Franklin  Templeton  Investments;  and
FORMERLY,  Deputy  Director,   Division  of  Investment  Management,   Executive
Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel  and  Attorney   Fellow,   U.S.   Securities  and  Exchange   Commission
(1986-1995);  Attorney,  Rogers & Wells (until 1986);  and Judicial Clerk,  U.S.
District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF
                                                                   PORTFOLIOS IN
                                                                   FUND COMPLEX
                                                LENGTH OF          OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED        BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 RUPERT H. JOHNSON, JR. (64)     Vice           Since 1994         Not Applicable      Not Applicable
 One Franklin Parkway            President
 San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Director,  Franklin Advisers,  Inc.; Senior Vice President, Franklin Advisory
Services, LLC; and officer and/or director or trustee,  as the case may be, of some of the other  subsidiaries  of Franklin  Resources,  Inc.  and of 49 of the
investment  companies  in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------
 JOHN R. KAY (64)                Vice           Since 1994         Not Applicable      Not Applicable
 500 East Broward Blvd.          President
 Suite 2100
 Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President,  Templeton Worldwide,  Inc.; Assistant Vice President,  Franklin
Templeton  Distributors,   Inc.;  Senior  Vice  President,   Franklin  Templeton
Services,  LLC;  and  officer  of some of the  other  subsidiaries  of  Franklin
Resources,  Inc. and of 35 of the  investment  companies  in Franklin  Templeton
Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
----------------------------------------------------------------------------------------------------------------------
 MICHAEL O. MAGDOL (68)          Vice           Since 2002         Not Applicable      Not Applicable
 600 Fifth Avenue                President-
 Rockefeller Center              AML Compliance
 New York, NY 10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice  Chairman,  Chief  Banking  Officer and Director,  Fiduciary  Trust Company
International;  Director, FTI Banque, Arch Chemicals, Inc. and Lingnan Foundation.
and officer and/or director,  as the case may be, of some of the other  subsidiaries of Franklin  Resources,  Inc.  and of 48 of the  investment companies in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------------


                                                                   NUMBER OF
                                                                   PORTFOLIOS IN
                                                                   FUND COMPLEX
                                                LENGTH OF          OVERSEEN BY
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED        BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (44)          Secretary     Since December     Not Applicable      Not Applicable
500 East Broward Blvd.                         2004
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel and Assistant Secretary, Franklin Resources, Inc.;
Vice President and Assistant Secretary, Templeton Investment Counsel, LLC and
Fiduciary Trust International of the South; officer of 15 of the  investment companies in Franklin  Templeton  Investments; and FORMERLY, Assistant General
Counsel, The Prudential Insurance Company of America (1997-2001).
----------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (48)          Treasurer      Since October      Not Applicable      Not Applicable
500 East Broward Blvd.                         2004
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 15 of the investment  companies in Franklin  Templeton  Investments; and FORMERLY,  Vice
President, JPMorgan Chase (2000-2004) and American general Financial Group
(1991-2000).
----------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (67)          Vice           Since 2000         Not Applicable      Not Applicable
 One Franklin Parkway            President
 San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources,  Inc.; officer and/or  director,  as the case may be, of some of the  subsidiaries  of Franklin
Resources,  Inc. and of 51 of the  investment  companies  in Franklin  Templeton
Investments;  and  FORMERLY,  Chief  Executive  Officer and  Managing  Director,
Templeton  Franklin   Investment  Services  (Asia)  Limited  (until  2000);  and
Director, Templeton Asset Management Ltd. (until 1999).
----------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (53)           Chief          Since 2004           Not Applicable      Not Applicable
500 East Broward Blvd.         Financial
Suite 2100                     Officer and
Fort Lauderdale, FL            Chief
33394-3091                     Accounting
                               Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the  investment  companies in Franklin  Templeton  Investments;
Senior Vice President, Franklin Templeton Services, LLC; and FORMERLY, Managing
Director, RSM McGladrey, Inc; and Partner, McGladrey & Pullen, LLP.
----------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Martin Flanagan's is considered an interested person of the Trust under the federal securitis laws due to his position as an officer of Resources. Nicholas F. Brady is considered an interested person of the Trust under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board of Trustees has determined that there is at least one such financial expert on the Audit Committee and has designated each of Fred R. Millsaps and Frank A. Olson as an audit committee financial expert. The Board believes that Messrs. Millsaps and Olson qualify as such an expert in view of their extensive business background and experience. Mr. Millsaps, who is currently a director of various business and nonprofit organizations, has served as a member and chairman of the Fund Audit Committee since inception and was formerly, Chairman and Chief Executive Officer of Landmark Banking Corporation and Financial Vice President of Florida Power and Light. Mr. Olson, who has served as a member of the Fund Audit Committee since 2003, currently serves as Chairman Emeritus of The Hertz Corporation and was formerly Chairman from 1980-2000 and its Chief Executive Officer from 1977 to 1999, is a director and audit committee member of Amerada Hess Corporation and White Mountains Insurance Group, Ltd., and a former Chairman, President and Chief Executive Officer of UAL Corporation. As a result of such background and experience, the Board of Trustees believes that Mr. Millsaps and Mr. Olson have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Messrs. Millsaps and Olson are independent Trustees as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases. The Statement of Additional Information (SAI) includes additional information about the board members and its available without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI>

TEMPLETON GLOBAL INVESTMENT TRUST

SHAREHOLDER INFORAMTION

At a meeting held March 1, 2005, the Board of Trustees (the "Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contracts for the two separate funds within the Templeton Global Investment Trust (the "Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis utilizing expense allocation methodologies deemed reasonable by the Fund's independent accountants. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report were a memorandum prepared by management describing enhancements to the services provided to the funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory contracts for the Funds were approved at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had been favorably reported on in discussions with the Fund's outside accountants and had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable third party report on portfolio execution, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such services conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper Reports furnished for the contract renewals. The Lipper report prepared for Templeton International (Ex EM) Fund showed its Class A share investment performance in comparison within its Lipper selected universe which consisted of all retail and institutional international multi-cap core funds. The report for this Fund showed comparative performance during 2004 and the previous five years on an annualized basis.

The Lipper report showed that the Templeton International (Ex EM) Fund's total return during 2004 was in the upper half of the performance universe. On an annualized basis, the Lipper report further showed that this Fund's total return was in the second highest quintile of such universe for the previous three year period, and in the first or highest quintile during the previous five year period. The Board was satisfied with the performance of this Fund.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with its expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under each Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups which would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper expense group for the Franklin Templeton Non-U.S. Dynamic Core Equity Fund consisted of ten other institutional international multi-cap core funds, as category by Lipper. Such report showed that this Fund's effective management fee rate was in the second lowest quintile of its expense group. The Fund's actual total expenses, which had been partially waived or subsidized by management in view of the small size of the Fund, were in the lsowet quintile of its expense group. While realizing that other factors such as the manager's profitability and economies of scale bear on the reasonableness of fees, the Board was satisfied with the management fees and total expenses of this Fund in comparison to this expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that such methodology was subject to review and testing by the Fund's outside accountants every other year. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability. Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the

Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its Management contract with each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines.Net assets of the Franklin Non-U.S. Dynamic Core Equity Fund were $3 million at thend of 2004, and its expenses were partially waived or subsidized by management. The Trustees did not consider economies of scale for this Fund, but noted that the management advisory fee schedule for this Fund provided for breakpoints.


PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The funds file a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

[BACK COVER]



Franklin Templeton Institutional
600 Fifth Avenue
New York, New York 10020
franklintempletoninstitutional.com

ANNUAL REPORT
FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND

INVESTMENT MANAGER
Franklin Templeton Alternative Strategies, Inc

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES
1-800/321-8563


Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

TO ENSURE THE HIGHEST QUALITY OF SERVICE, TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS MAY BE MONITORED, RECORDED, AND ACCESSED. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.







ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(A)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $31,601 for the fiscal year ended March 31, 2005 and $15,438 for the fiscal year ended March 31, 2004.

(b)  Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended March 31, 2005 and $51,489 for the fiscal year ended March 31, 2004. The services for which these fees were paid attestation services.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $5,253 for the fiscal year ended March 31, 2005 and $907 for the fiscal year ended March 31, 2004. The services for which these fees were paid included tax compliance and advise.

(d)  All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2005 and $45 for the fiscal year ended March 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2005 and $99,955 for the fiscal year ended March 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $5,253 for the fiscal year ended March 31, 2005 and $152,396 for the fiscal year ended March 31, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are:  Fred R. Millsaps, Frank J. Crothers, Frank
A. Olson and Constantine D. Tseretopoulos.

ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 9. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS

(a) Code of Ethics

(b)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  May 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date  May 20, 2005


By /s/GALEN G. VETTER
Chief Financial Officer
Date  May 20, 2005